UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Material

☐	Soliciting Material under §240.14a-12

SURGALIGN HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SURGALIGN HOLDINGS, INC.

520 Lake Cook Road, Suite 315

Deerfield, Illinois 60015

April 28, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Surgalign Holdings, Inc. (“Surgalign” or the “Company”), to be held at 9:00 a.m., Pacific Time, on June 1, 2023 (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, conducted via live webcast, to allow all of our stockholders to participate no matter where they are located and as a health precaution in light of COVID-19. You or your proxyholder will be able to attend the annual meeting and vote during the meeting by visiting www.virtualshareholdermeeting.com/SRGA2023. You will need to have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to join the Annual Meeting. As always, we encourage you to vote your shares prior to the Annual Meeting. You may submit questions only in advance of the meeting at www.proxyvote.com when you vote your shares. We encourage you to submit any question that is relevant to the proposals presented at the meeting.

The enclosed proxy statement is dated April 28, 2023, and, together with the enclosed form of proxy card, is first being mailed to the stockholders of Surgalign on or about April 28, 2023. The notice and proxy statement accompanying this letter contain details of the business to be conducted at the Annual Meeting.

•

You will be asked to consider and vote on a proposal to: (i) elect six directors to serve for the ensuing year (the “Election of Directors Proposal”); (ii) approve the adoption of the proposed Surgalign Holdings, Inc. 2023 Amended and Restated Employee Stock Purchase Plan (the “ESPP Proposal”); (iii) approve, on an advisory basis, the Company’s executive compensation, as disclosed in the proxy statement (the “Say on Pay Proposal”); (iv) approve, on an advisory basis, the frequency of future advisory votes to approve the Company’s executive compensation (the “Say on Frequency Proposal”), and (v) ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”).

The Board unanimously recommends that you vote (i) “FOR” all of the six nominees to the Board named in the Election of Directors Proposal; (ii) “FOR” the ESPP Proposal; (iii) “FOR” the “Say on Pay” Proposal; (iv) “FOR” every “1 Year” under the Say on Frequency Proposal; and (v) “FOR” the Auditor Ratification Proposal.

The enclosed proxy statement provides detailed information about the Annual Meeting. We encourage you to read the proxy statement and its annexes carefully and in their entirety. You may also obtain more information about Surgalign from documents we file with the U.S. Securities and Exchange Commission from time to time.

Whether or not you plan to attend the Annual Meeting virtually, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically through the Internet or by telephone. If you attend the Annual Meeting virtually and vote at the Annual Meeting through the meeting website, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with the voting instruction form you will receive from your bank, broker or other nominee.

If you have any questions or need assistance voting your shares of Surgalign’s common stock, please contact D.F. King & Co., Inc., our proxy solicitor, by calling, toll-free at (866) 620-2535.

On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

Terry M. Rich President and Chief Executive Officer	Sheryl L. Conley Chair of the Board of Directors

SURGALIGN HOLDINGS, INC.

520 Lake Cook Road, Suite 315

Deerfield, Illinois 60015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

June 1, 2023

To the Stockholders of Surgalign Holdings, Inc. (“Surgalign” or the “Company”):

Surgalign will hold the 2023 Annual Meeting (the “Annual Meeting”) of stockholders of Surgalign on June 1, 2023, 2023, at 9:00 a.m., Pacific Time, virtually by live webcast, for the following purposes:

(1)

to elect six directors: Sheryl L. Conley, Thomas A. McEachin, Terry M. Rich, Mark D. Stolper, Paul G. Thomas, and Nicholas J. Valeriani, to serve on the board of directors of Surgalign (the “Board”) and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified (the “Election of Directors Proposal”);

(2)	to consider and vote on the proposal to adopt the Surgalign Holdings, Inc. 2023 Amended and Restated Employee Stock Purchase Plan (the “ESPP Proposal”):

(3)	to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers, as disclosed in the proxy statement (the “Say on Pay Proposal”);

(4)	to vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the Company’s executive compensation (the “Say on Frequency Proposal”);

(5)	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

(6)	to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The above items of business are more fully described in our proxy statement accompanying this notice. We have not received notice of other matters that may be properly presented at the Annual Meeting.

There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Instead, you will be able to attend the Annual Meeting and vote during the meeting by visiting www.virtualshareholdermeeting.com/SRGA2023. You may submit questions only in advance of the meeting at www.proxyvote.com when you vote your shares. We encourage you to submit any question that is relevant to the proposals being presented at the meeting. However, whether or not you plan to attend the Annual Meeting virtually, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions in this proxy statement on how to vote your shares over the Internet, by telephone, or by mailing the enclosed proxy card. Any stockholder attending the Annual Meeting virtually may vote at the Annual Meeting, even if such stockholder has returned a proxy prior to the Annual Meeting.

If your brokerage firm, bank or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted, and your broker, bank or similar organization is required to vote those shares in accordance with your instructions. If you do not give instructions to your brokerage firm, bank or similar organization, you will lose your vote with respect to all “non-routine” matters, which, for purposes of the Annual Meeting, are Proposal 1 (Election of Directors Proposal), Proposal 2 (ESPP Proposal), Proposal 3 (Say on Pay Proposal) and Proposal 4 (Say on Frequency Proposal). Proposal 5 (Auditor Ratification Proposal), on the other hand, is a “routine” matter, which allows your broker, bank or similar organization to vote your shares on your behalf. This means that if you do not give instructions to your brokerage firm, bank or similar organization with respect to the election of directors, the ESPP Proposal, the say on pay vote, and the say on frequency vote, you will not be able to vote your shares as to such matters. We urge you to instruct your brokerage firm, bank or other similar organization, to vote your shares as recommended by the Board on the proxy or voting instruction card.

The Board has fixed the close of business on April 10, 2023 as the record date for the determination of the stockholders of Surgalign entitled to receive notice of the Annual Meeting. Only holders of record of Surgalign common stock at the close of business on the record date for the Annual Meeting are entitled to vote at the Annual Meeting. A complete list of Surgalign stockholders entitled to vote at the Annual Meeting will be available for review through the meeting website for stockholders who choose to attend and at the executive offices of Surgalign during ordinary business hours for a period of ten days before the Annual Meeting. If you would like to inspect the stockholder list, call our Corporate Secretary at (224) 772-1650 to schedule an appointment.

The Board unanimously recommends that you vote (i) “FOR” all of the six nominees to the Board named in the Election of Directors Proposal; (ii) “FOR” the ESPP Proposal; (iii) “FOR” the “Say on Pay” Proposal; (iv) “FOR” every “1 Year” under the Say on Frequency Proposal; and (v) “FOR” the Auditor Ratification Proposal.

As holders of Surgalign stock, your vote is very important. Please vote your shares promptly.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. Instructions regarding the different methods for voting your shares are provided under the section entitled “Questions and Answers about the Annual Meeting”.

This notice and the accompanying proxy statement are sent by order of the Board.

Paolo G. Amoruso

Chief Legal Officer and Corporate Secretary

Dated: April 28, 2023

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on June 1, 2023

The accompanying Proxy Statement and the form of the Company’s proxy card, as well as our Annual

Report on Form 10-K for the year ended December 31, 2022, are available at www.proxydocs.com/SRGA.

ADDITIONAL INFORMATION

The accompanying proxy statement includes and contains calculations based upon shares of Surgalign common stock outstanding and entitled to vote and holders of record as of the record date, April 10, 2023.

In addition, if you have questions about the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need to obtain proxy cards or other information related to the proxy statement, please contact D.F. King & Co., Inc., the proxy solicitor for Surgalign, toll- free at (866) 620-2535. You will not be charged for any of these documents that you request.

i

ANNEX A:	Annex A-1

ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address some commonly asked questions regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a Surgalign stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety.

Q:	When and where will the Annual Meeting be held?

A:

In order to allow all stockholders to attend the Annual Meeting, the Annual Meeting will take place exclusively in a virtual meeting format on June 1, 2023, at 9:00 a.m., Pacific Time, and will be held via a live webcast at www.virtualshareholdermeeting.com/SRGA2023 (the “Annual Meeting Website”).

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only holders of record of Surgalign common stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.

Q:	How can I, as a Surgalign stockholder, attend the Annual Meeting?

A:

All Surgalign stockholders are invited to attend the Annual Meeting virtually. To be admitted to the Annual Meeting Website, stockholders must enter their 16-digit control number found on the stockholder’s proxy card, voting instruction form, or notice previously received by stockholders. To help Surgalign plan for the Annual Meeting, please indicate whether you expect to attend by responding affirmatively when prompted during Internet or telephone proxy submission or by following the instructions included on your proxy card. You may submit questions only in advance of the meeting at www.proxyvote.com when you vote your shares. We encourage you to submit any question that is relevant to the proposals presented at the meeting.

Q:	What proposals will be considered at the Annual Meeting?

A:	At the Annual Meeting, Surgalign stockholders will be asked:

1.

to elect six directors: Sheryl L. Conley; Thomas A. McEachin; Terry M. Rich; Mark D. Stolper; Paul G. Thomas; and Nicholas J. Valeriani, to serve on our Board and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified (the “Election of Directors Proposal”) (see the section of this proxy statement entitled “Proposal 1: Election of Directors Proposal”);

2.

to consider and vote on the proposal to adopt the Surgalign Holdings, Inc. 2023 Amended and Restated Employee Stock Purchase Plan (the “ESPP Proposal”) (see the section of this proxy statement entitled “Proposal 2: ESPP Proposal”)

3.

to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers, as disclosed in the proxy statement (the “Say on Pay Proposal”) (see the section of this proxy statement entitled “Proposal 3: Advisory Vote on Executive Compensation (the “Say on Pay” Vote)”);

4.

to vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the Company’s executive compensation (the “Say on Frequency Proposal”) (see the section of this proxy statement entitled “Proposal 4: Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation (the “Say on Frequency” Vote)”); and

5.

to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”) (see the section of this proxy statement entitled “Proposal 5: Auditor Ratification Proposal”).

Surgalign will not transact other business at its Annual Meeting, except such other business as may properly be brought before the Annual Meeting.

Q:	How does the Surgalign board of directors recommend that I vote?

A:

Surgalign’s Board of Directors (the “Board”) unanimously recommends that you vote (i) “FOR” all of the six nominees to the Board named in the Election of Directors Proposal; (ii) “FOR” the ESPP Proposal; (iii) “FOR” the “Say on Pay” Proposal; (iv) “FOR” every “1 Year” under the Say on Frequency Proposal; and (v) “FOR” the Auditor Ratification Proposal.

Q:	How many shares of Surgalign common stock are eligible to be voted?

A:

As of the record date, there were 9,240,732 shares of Surgalign common stock outstanding and entitled to vote at the Annual Meeting (including 3,081 unvested restricted shares of Surgalign common stock). Each holder of Surgalign common stock, including holders of such unvested restricted shares, is entitled to one vote for each share of Surgalign common stock held as of the record date.

Q:	What are my voting choices and what is the voting requirement to approve each of the proposals?

1.     What are my voting choices when voting for director nominees identified in this proxy statement, and what vote is needed to elect directors?

In the vote on the election of the six director nominees identified in this proxy statement to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified, stockholders may:

•	vote in favor of all nominees;

•	withhold votes with respect to all nominees; or

•	withhold votes with respect to specific nominees.

Directors will be elected by a plurality of the votes cast by the holders of shares of voting stock, voting virtually or by proxy at the meeting, meaning that the six nominees receiving the most “FOR” votes (among votes properly cast virtually or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote.

2.     What are my voting choices when voting to approve the ESPP Proposal and what vote is needed to approve this proposal?

In connection with the ESPP Proposal, stockholders may:

•	vote in favor of the proposal;

•	vote against the proposal; or

•	abstain from voting on the proposal.

Assuming a quorum is present, the ESPP Proposal requires the affirmative vote of the holders of a majority of the shares having voting power present virtually or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the ESPP Proposal, and broker non-votes will not affect the outcome of the vote on the ESPP Proposal

3.     What are my voting choices when voting to approve (on an advisory basis) the compensation of our named executive officers (the “say on pay” vote) and what vote is needed to approve this proposal?

In connection with the “Say on Pay” Proposal, stockholders may:

•	vote in favor of the proposal;

•	vote against the proposal; or

•	abstain from voting on the proposal.

Assuming a quorum is present, the “Say on Pay” Proposal requires the affirmative vote of the holders of a majority of the shares having voting power present virtually or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the “Say on Pay” Proposal, and broker non-votes will not affect the outcome of the vote on the “Say on Pay” Proposal.

The “say on pay” vote is an advisory vote on the compensation of our named executive officers; the “Say on Pay” Proposal is not binding upon the Company. However, our Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

4.     What are my voting choices when voting to approve (on an advisory basis) the frequency of future advisory votes to approve the Company’s executive compensation and what vote is needed to approve this proposal?

In connection with the proposal regarding the frequency of holding the “say on pay” vote, stockholders may:

•	vote for holding the say on pay vote every one year;

•	vote for holding the say on pay vote every two years;

•	vote for holding the say on pay vote every three years; or

•	abstain from voting on the proposal.

A plurality of the affirmative votes cast will select, on an advisory basis, the frequency of holding the say on pay vote in the future. As an advisory vote, the Say on Frequency Proposal is not binding upon the Company. The Board will consider the outcome of the vote when determining the frequency of holding the say on pay vote. While the Board of Directors is making a recommendation with respect to the Say on Frequency Proposal, stockholders are being asked to vote on the choices specified above, and not whether they agree or disagree with the Board’s recommendation.

5.     What are my voting choices when voting to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and what vote is needed to approve this proposal?

In connection with the Auditor Ratification Proposal, stockholders may:

•	vote in favor of the proposal;

•	vote against the proposal; or

•	abstain from voting on the proposal.

Assuming a quorum is present, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares having voting power present virtually or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. The Auditor Ratification Proposal is a routine matter and may be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. We do not expect any broker non-votes for the Auditor Ratification Proposal.

If the stockholders do not approve the selection of Grant Thornton LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee of the Board.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the five items of business described in this proxy statement, we are not currently aware of any other matters to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies on the enclosed proxy card intend to vote in accordance with their best judgment on these matters. If for any reason any of the nominees is not available as a candidate for director, the persons designated as proxies on the enclosed proxy card will have the discretion to vote for such other candidate or candidates as may be nominated by the Board.

Q: How	do I, as a Surgalign stockholder, vote?

A: If

you are a holder of record of Surgalign shares as of the record date, you may vote by virtually attending the Annual Meeting with your 16-digit control number and voting during the webcast. Shares held beneficially in street name may also be voted virtually at the Annual Meeting by logging into the Annual Meeting Website with the 16-digit control number. Even if you plan to attend the Annual Meeting, Surgalign recommends that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting virtually. If you are a Surgalign stockholder of record, you may vote by submitting a proxy by one of the methods described below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

By Internet- Surgalign stockholders of record with internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards until 11:59 p.m., Eastern Time, on May 31, 2023. Most Surgalign stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, trustees or nominees.

By Telephone- Surgalign stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards until 11:59 p.m., Eastern Time, on May 31, 2023. Most Surgalign stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees.

By Mail- Surgalign stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Surgalign stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

Q:	What constitutes a quorum?

A:

The holders of a majority of the outstanding shares of Surgalign common stock entitled to vote at the Annual Meeting, either present virtually or represented by proxy, will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	If my shares are held in “street name” by my broker, will my broker automatically vote my shares for me?

A:

No. If your brokerage firm, bank or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you may instruct the holder of record to vote your Surgalign shares by following the instructions that the holder of record provides you with these materials. You must follow these instructions in order for your shares to be voted, and your broker, bank or similar organization is required to vote those shares in accordance with your instructions.

“Broker non-votes” are shares held by brokers or nominees which are present virtually or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regularity Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Broker non-votes, if any, are counted for the purpose of determining the presence of a quorum.

Q:	What will happen if I return my signed and dated proxy card without indicating how to vote?

A:

If a signed and dated proxy card is returned without an indication as to how the Surgalign shares represented are to be voted with regard to a particular proposal, the Surgalign shares represented by the proxy card will be voted in accordance with the recommendations of our Board.

Q:	Can I change my vote after I have returned a proxy card or voting instruction card?

A:

Any holder of Surgalign common stock has the right to revoke his, her or its proxy at any time prior to the voting thereof at the Annual Meeting by: (1) filing a written revocation with Surgalign’s Corporate Secretary prior to the voting of such proxy; (2) giving a duly executed proxy bearing a later date; or (3) virtually attending the Annual Meeting and voting at the Annual Meeting. Virtual attendance by a Surgalign stockholder at the Annual Meeting will not itself revoke his, her or its proxy. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

Q:	What should Surgalign stockholders do if they receive more than one set of voting materials?

A:

You may receive more than one set of voting materials with respect to the proposals described in this proxy statement, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Surgalign shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record of Surgalign shares and your Surgalign shares are registered in more than one name, you will receive more than one proxy card. In each case, please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

Q:	How will the votes be tabulated?

A:	The inspector of elections appointed for the Annual Meeting will tabulate the votes cast, virtually or by proxy, at the Annual Meeting and will determine whether a quorum is present.

Q:	Do I, as a Surgalign stockholder, have appraisal rights if I dissent from voting on a matter at the Annual Meeting?

A:	There are no statutory or contractual rights of appraisal or similar remedies available to those Surgalign stockholders who dissent from any matter to be acted on at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

Voting results will be disclosed on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting and will be available on Surgalign’s website.

Q:	What do I, as a Surgalign stockholder, need to do now?

A:	Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including its annexes.

If you are a holder of record of Surgalign shares as of the close of business on the record date, in order for your Surgalign shares to be represented at the Annual Meeting, you must:

•	virtually attend the Annual Meeting and vote during the webcast; or

•	mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope so that it is received by the Corporate Secretary of Surgalign prior to the Annual Meeting; or

•	submit your proxy by following the “Vote by Internet” instructions on your proxy card; or

•	submit your proxy by following the “Vote by Phone” instructions on your proxy card.

If you hold Surgalign shares through a broker or other nominee, you may instruct your broker or other nominee to vote your Surgalign shares by following the instructions that the broker or other nominee provides to you with these materials.

Q:	Who can help answer my questions?

A:

Surgalign stockholders who have questions about the matters to be voted upon at the Annual Meeting or who desire additional copies of this proxy statement or additional proxy cards or election forms should contact Surgalign’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (866) 620-2535

Banks and Brokers may call collect: (212) 269-5550

Email: SRGA@dfking.com

THE ANNUAL MEETING

General

This proxy statement is being provided to Surgalign stockholders as of the record date as part of a solicitation of proxies by Surgalign’s Board of Directors (the “Board”) for use at the Annual Meeting and any adjournment or postponement thereof. This proxy statement provides Surgalign stockholders with important information they need to know to be able to vote, or instruct their bank, broker, trust or other nominee to vote, at the Annual Meeting or any adjournment or postponement thereof.

Date,	Time and Place

We will host the Annual Meeting live online, via Internet webcast, which will start at 9:00 a.m., Pacific Time, on June 1, 2023. To access the Annual Meeting, please go to www.virtualshareholdermeeting.com/SRGA2023. Please login to the Annual Meeting fifteen minutes prior to the start time. Stockholders whose shares are registered directly with Broadridge in the stockholder’s name will be asked to submit their 16-digit control number found on the stockholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Stockholders whose shares are held by a broker, bank or other nominee must also login using their 16-digit control number. Stockholders may vote before or during the Annual Meeting at www.virtualshareholdermeeting.com/SRGA2023. Only stockholders present virtually or by proxy will be able to vote, or otherwise exercise the powers of a stockholder, at the Annual Meeting.

Purpose	of the Annual Meeting

At the Annual Meeting, Surgalign’s stockholders will be asked to consider and vote upon:

1.	the Election of Directors Proposal;

2.	the ESPP Proposal;

3.	the “Say on Pay” Proposal;

4.	the “Say on Frequency” Proposal; and

5.	the Auditor Ratification Proposal.

Recommendation	of the Surgalign Board

The Board unanimously recommends that you vote (i) “FOR” all of the six nominees to the Board named in the Election of Directors Proposal; (ii) “FOR” the ESPP Proposal; (iii) “FOR” the “Say on Pay” Proposal; (iv) “FOR” every “1 Year” under the Say on Frequency Proposal; and (v) “FOR” the Auditor Ratification Proposal.

Record	Date; Outstanding Shares; Shares Entitled to Vote

Only holders of record of Surgalign common stock at the close of business on the Surgalign record date, April 10, 2023, are entitled to notice of and to vote at the Annual Meeting. As of April 10, 2023, there were 9,240,732 shares of Surgalign common stock outstanding and entitled to vote at the Annual Meeting (including 3,081 unvested restricted shares of Surgalign common stock). Each holder of Surgalign common stock, including holders of such unvested restricted shares, is entitled to one vote for each share of Surgalign common stock owned as of the record date. If, on the Record Date, your shares of Surgalign common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may vote your shares online during the Annual Meeting only by following the instructions from such organization and after obtaining a valid proxy from your broker, bank or other agent, and you may not ask questions or make comments at the Annual Meeting.

A complete list of Surgalign stockholders entitled to vote at the Annual Meeting will be available for review through the meeting website for stockholders who choose to attend and at the executive offices of Surgalign during ordinary business hours for a period of ten days before the Annual Meeting. If you would like to inspect the stockholder list, call our Corporate Secretary at (224) 772-1650 to schedule an appointment.

Quorum Required

A quorum is necessary to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of Surgalign common stock entitled to vote at the Annual Meeting, either present virtually or represented by proxy, will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Voting

Voting by Virtual Attendance

Surgalign shares held in your name as the stockholder of record may be voted by you via webcast at the Annual Meeting. Surgalign shares held beneficially in street name may also be voted by you via webcast at the Annual Meeting. Even if you plan to attend the Annual Meeting, Surgalign recommends that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Voting by Proxy

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting virtually. If you are a stockholder of record, you may vote by submitting a proxy by one of the methods described below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet—Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards until 11:59 p.m., Eastern Time, on May 31, 2023. Most stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards until 11:59 p.m., Eastern Time, on May 31, 2023. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

By Mail—Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

If a proxy card is signed, dated and returned without an indication as to how the shares represented by the proxy are to be voted with regard to a particular proposal, the shares represented by the proxy will be voted in accordance with the recommendations of our Board.

Votes cast by proxy or virtually at the Annual Meeting will be tabulated and certified by the inspector of elections appointed for the Annual Meeting.

If any matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their judgment. We do not currently expect that any other matters will be raised at the Annual Meeting.

Revocation of Proxy

Any holder of Surgalign common stock has the right to revoke his, her or its proxy at any time prior to voting at the Annual Meeting by: (1) filing a written revocation with the Corporate Secretary of Surgalign prior to the voting of such proxy; (2) giving a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting virtually. Virtual attendance by a stockholder at the Annual Meeting will not itself revoke his, her or its proxy. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

Proxy Solicitation; Expenses

Surgalign will bear the entire cost of soliciting proxies from its stockholders. In addition to the solicitation of proxies by mail, Surgalign will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of Surgalign shares and secure their voting instructions, if necessary. Surgalign will reimburse the record holders for their reasonable expenses in taking those actions.

Surgalign has also made arrangements with D.F. King & Co., Inc. (“DF King”) to assist in soliciting proxies and in communicating with Surgalign stockholders. Surgalign will pay DF King a base fee of $12,500 for these services, plus its related costs and expenses. If necessary, Surgalign may also use several of its employees, who will not be specially compensated, to solicit proxies from Surgalign stockholders, either personally or by telephone, the Internet, facsimile or letter.

Adjournments

If a quorum is not present, the Annual Meeting may be adjourned for such periods as the holders of a majority of the shares of Surgalign common stock entitled to vote shall direct. At any subsequent reconvening of the Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting and all proxies will be voted in the same manner as they would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact DF King, the proxy solicitation agent for Surgalign, toll-free at (866) 620-2535.

PROPOSAL 1: ELECTION OF DIRECTORS PROPOSAL

Composition of the Board

Our Board currently consists of six directors, all of whom are nominees for election at the Annual Meeting. If all six nominees are elected, after the Annual Meeting, the Board will consist of six directors. The directors are elected by holders of our common stock. At this year’s Annual Meeting, you will be asked to elect all directors for one-year terms.

Director Nominees for Election

Based on the recommendation of the Nominating and Governance Committee, the Board’s nominees for election by the stockholders are as follows: Ms. Conley; Mr. McEachin; Mr. Rich; Mr. Stolper; Mr. Thomas; and Mr. Valeriani.

If elected at the Annual Meeting, the nominees will serve a one-year term until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to their earlier resignation or removal. It is the intention of the persons named in the accompanying form of proxy to nominate as directors and to vote such proxy for the election of Ms. Conley; Mr. McEachin; Mr. Rich; Mr. Stolper; Mr. Thomas; and Mr. Valeriani. We are not aware of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate as a substitute.

Director Qualifications and Biographical Information

The Nominating and Governance Committee seeks directors with established strong professional reputations and experience in businesses and other organizations of comparable size and complexity to our Company and in areas relevant to the strategy and operations of our Company’s business. The nominees for director include individuals who hold or have held senior executive positions in organizations operating in industries and end-markets that our Company serves and who have experience serving on boards of directors of other companies. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and oversight, leadership development and corporate governance practices and trends. The Nominating and Governance Committee has adopted criteria for the selection of directors, seeking to address both the needs of the Company and certain regulatory requirements.

The Nominating and Governance Committee believes that each of the nominees has other key attributes that are important to an effective board: personal and professional integrity; exceptional ability and judgment; candor; analytical skills; the willingness to engage management and each other in a constructive and collaborative fashion; and the ability and commitment to devote significant time and energy to service on the Board and its Committees. The Nominating and Governance Committee takes into account diversity considerations in determining the Company’s slate and planning for director succession and believes that, as a group, the nominees bring a diverse range of perspectives to the deliberations of the Board. As required by the Nasdaq listing standards, a majority of our directors are independent. We believe the atmosphere of our Board is collegial and that all directors are engaged in their responsibilities. For additional information about our director independence requirements, consideration of director candidates, leadership structure of our Board and other corporate governance matters, see the sections entitled “Corporate Governance—Board of Directors” and “ —Director Nomination Process” beginning on page 17 of this proxy statement.

In addition to the above, the Nominating and Governance Committee considered the specific experience described in the biographical details of the nominees that follow in determining to nominate these individuals for election as directors.

NOMINEES FOR DIRECTOR

Director	Age	Year First Became Director	Business Experience
Sheryl L. Conley	62	2021	Ms. Conley was nominated to the Board in May 2021 and was named Board Chair on September 14, 2021 and also serves on the Audit Committee. Ms. Conley currently serves as an independent public Board Director for Neuronetics, Inc. (November 2019—present), and is also a member of its Audit Committee and Chair of its Nomination and Governance Committee. She also serves as an independent public Board Director for Anika Therapeutics, Inc., and is a member of the Audit and Compensation Committees (October 2021—present). In addition to her public company director roles, Ms. Conley is an independent Board Director for Keystone Dental, Inc., a privately held company and is a member of the Audit Committee. Ms. Conley is a 35-year veteran of the orthopedic medical device industry with expertise and executive leadership experience in running full P&L business segments, global brand management, marketing, sales, product development, and operations. From September 2012 to May 2017, Ms. Conley was President and CEO of OrthoWorx, Inc., a community-based initiative that works strategically and collaboratively with the orthopedic industry. Prior to her role as the President and CEO of OrthoWorx, Ms. Conley spent 25 years with Zimmer, Inc. in a number of escalating management roles across a variety of product segments and geographies, during which she provided key leadership in the development and commercial release of over 50 industry leading brands, including as Group President, Americas and Global Brand Management, and Chief Marketing Officer from December 2005 until May 2008. She recently served as the President and Board Member of AcceLINX, Inc., a musculoskeletal health business accelerator (March 2017—December 2022). Ms. Conley received a Bachelor of Science in Biology and Chemistry and a Master of Business Administration from Ball State University. The Board believes that Ms. Conley’s business expertise in the medical device industry, executive leadership and experience in operations and international markets and her public board experience qualifies her to serve as a director on the Board.

Director	Age	Year First Became Director	Business Experience
Thomas A. McEachin	70	2015	Mr. McEachin joined the Board in December 2015. He has been retired since 2012. Prior to his retirement, he served in executive capacities with Covidien Surgical Solutions, a division of Covidien plc, from 2008 to 2012, first as Vice President, Finance from 2008 to 2011, and then as Vice President and Group Chief Financial Officer from 2011 to 2012. From 1997 to 2008, Mr. McEachin served United Technologies Corporation and its subsidiaries in various finance capacities. Prior to joining United Technologies, Mr. McEachin served in various executive capacities with Digital Equipment Corporation from 1986 to 1997 and Xerox Corporation from 1975 to 1986. Mr. McEachin currently serves on the board of directors of Pediatrix Medical Group (NYSE: MD); and Federal Realty Investment Trust (NYSE: FRT). Mr. McEachin holds a B.S. from New York University and an M.B.A. from Stanford University. Mr. McEachin qualifies as an “Audit Committee Financial Expert” as defined under the applicable rules of the SEC. The Board believes that Mr. McEachin’s finance and executive management experience provides our Board with valuable financial reporting, compliance, accounting and controls, and corporate governance experience.

Director	Age	Year First Became Director	Business Experience
Terry M. Rich	55	2020	Mr. Rich joined the Board in July 2020 and he joined Surgalign in December 2019, as its President, Global Spine. He currently serves as President and Chief Executive Officer of the Company (July 2020—present). He previously served as President, Global Spine of Surgalign (December 2019—July 2020). Mr. Rich has over 25 years of experience in the orthopedic and spine industry. Prior to joining Surgalign, he led the turnaround of Alphatec Holdings, Inc. from December 2016 through December 2018. Prior to Alphatec, from October 2015 to June 2016, Mr. Rich was the President, Upper Extremities, of Wright Medical Group, N.V., a global medical device company focused on extremities and biologics products. Prior to that, Mr. Rich served as Senior Vice President of U.S. Commercial Operations of Tornier, N.V., a medical device company, from March 2012 to October 2015, at which time Tornier and Wright Medical Group merged. Prior to joining Tornier, Mr. Rich held increasingly senior sales leadership positions at NuVasive, Inc., a San Diego-based spinal implant medical device company, from December 2005 until leaving the company in March 2012 as Senior Vice President, Sales, West. Mr. Rich brings to the Board significant experience in the orthopedic and spine industries. We also believe it is customary for the Chief Executive Officer to be on the Board of Directors.

Director	Age	Year First Became Director	Business Experience
Mark D. Stolper	51	2017	Mr. Stolper joined the Board in March 2017. He has served as Executive Vice President and Chief Financial Officer of RadNet, Inc., an owner and operator of freestanding medical diagnostic imaging centers, since July 2004. He has had diverse experiences in investment banking, private equity, venture capital investing and operations as follows: from 1993 to 1995, Mr. Stolper was a member of the corporate finance group at Dillon, Read & Co., Inc., an investment bank; from 1995 to 1997, Mr. Stolper was a member of Archon Capital Partners, an investment firm; from 1997 to 1999, Mr. Stolper worked in business development for Eastman Kodak Company, a technology company; and in 1999, Mr. Stolper co-founded Broadstream Capital Partners, a merchant bank. Mr. Stolper graduated with a B.A. in Economics from the University of Pennsylvania and a B.S.E. in Finance from the Wharton School. Additionally, Mr. Stolper earned a postgraduate Award in Accounting from the University of California, Los Angeles. Mr. Stolper also serves as a director of Coherus BioSciences (Nasdaq: CHRS) and two private companies, Rotech Healthcare and American Addiction Centers. The Board believes that Mr. Stolper’s financial background in healthcare (particularly as a sitting Chief Financial Officer of a publicly traded company), extensive experience in serving on boards of directors of both public and private companies, and broad mergers and acquisitions experience qualify him to serve on our Board.

Director	Age	Year First Became Director	Business Experience
Paul G. Thomas	67	2016	Mr. Thomas joined the Board in June 2016. He has served as the Founder and Chief Executive Officer of Prominex, Inc., a point-of-care molecular diagnostic company focused on infectious diseases since January 2018. Prior to Prominex, he served as Founder, Chief Executive Officer and President of Roka Bioscience, Inc., a molecular diagnostics company focused on food safety applications, from September 2009 until January 2017. Mr. Thomas previously served as Chairman, Chief Executive Officer and President of LifeCell Corporation, a publicly traded regenerative medicine company, from 1998 until it was acquired by Kinetic Concepts, Inc. in 2008. Mr. Thomas previously held various senior positions, including President of the Pharmaceutical Products division, during his tenure of 15 years with Ohmeda Medical Inc., a world leader in inhalation anesthetics and acute care pharmaceuticals. Mr. Thomas received an M.B.A. from Columbia University Graduate School of Business and completed postgraduate studies in Chemistry at the University of Georgia Graduate School of Arts and Science. He received an B.S. in Chemistry from St. Michael’s College in Vermont. Mr. Thomas serves as a director of AxoGen, Inc., a medical device company. The Board believes that Mr. Thomas’s extensive leadership experience with companies in the life science industry qualifies him to serve as a member of our Board. In addition, we regard Mr. Thomas’s experience as a Chief Executive Officer to be of great importance to the Company in providing a broad perspective of the industry, as well as management issues.

Director	Age	Year First Became Director	Business Experience
Nicholas J. Valeriani	66	2016

Mr. Valeriani joined the Board in June 2016. He retired as the Chief Executive Officer of West Health, The Gary and Mary West Health Institute, an independent nonprofit medical research organization that works to create new and more effective ways of delivering healthcare at lower costs, a position he held until 2015. Previously, Mr. Valeriani served for 34 years in key positions at Johnson & Johnson, including Company Group Chairman of Johnson & Johnson Ortho-Clinical Diagnostics from 2009 to 2012; Vice President, Office of Strategy and Growth from 2007 to 2009; Worldwide Chairman, Medical Devices and Diagnostics from 2005 to 2007; and Corporate Vice President, Human Resources from 2003 to 2005.

Mr. Valeriani also served on the Executive Committee of Johnson & Johnson during his tenure. Mr. Valeriani received a B.S. in Industrial Engineering and an M.B.A. from Rutgers University. Mr. Valeriani also serves as a director of Edwards Lifesciences Corp., a medical technology company. The Board believes that Mr. Valeriani’s experience in the global medical device industry and his leadership in the areas of strategy, growth and human resources qualifies him to serve on our Board.

Vote Required

Directors must be elected by a plurality of votes cast at the meeting. This means the nominees receiving the highest number of votes cast shall be elected as directors. If you do not vote “FOR” a nominee, or you indicate “withholding authority,” your vote will not count either “FOR” or “AGAINST” the nominee.

THE BOARD DEEMS THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE AS DIRECTORS TO BE IN THE BEST INTERESTS OF SURGALIGN HOLDINGS, INC. AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

CORPORATE GOVERNANCE

Our Board believes that corporate governance and corporate social responsibility should each play a significant role in maximizing stockholder value in a manner consistent with legal requirements and high standards of integrity. Our Board adheres to certain corporate governance practices and corporate social responsibility practices that the Board and management believe promote this purpose and reflect our values. The Company’s Corporate Governance Guidelines are available on our website at https://ir.surgalign.com/corporate-governance.

Board of Directors

Members and Director Independence

Our Board of Directors currently consists of six members: Sheryl L. Conley; Thomas A. McEachin; Terry M. Rich; Mark D. Stolper; Paul G. Thomas; and Nicholas J. Valeriani. Our Board has determined that each of our nominees, except for Mr. Rich, is an “independent director” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. Accordingly, if the six nominees to serve as directors are elected at the Annual Meeting, our Board will consist of six members, five of whom qualify as an “independent director.” In addition, Pawel Lewicki, PhD, whose term as a director ended at the 2022 Annual Meeting of Stockholders, was also not considered independent.

The Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession planning and compensation, legal, compliance, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

Each committee meets in executive session with key management personnel and representatives of outside advisors as appropriate.

Board/Committee	Primary Areas of Risk Oversight

Full Board of Directors	Strategic, financial and execution risks and exposures associated with our business strategy, management succession planning, policy matters, significant litigation and regulatory exposures, the direction, appropriateness of investment, and adequacy of progress of the Company’s research and development programs and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, mergers and acquisition activities and related integration matters, and divestitures.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial infrastructure, investment guidelines and credit and liquidity matters. In addition, our programs and policies relating to legal and ethical compliance insofar as it relates to financial reporting and related matters, quality, safety, environmental assurance, cyber-security and information technology security programs.

Nominating and Governance Committee	Risks and exposures associated with director succession planning, corporate compliance and ethics, corporate governance, and overall board effectiveness, including appropriate allocation of responsibility for risk oversight among the committees of the Board.

Board/Committee	Primary Areas of Risk Oversight

Compensation Committee	Risks and exposures related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements, including incentive plans. We have determined that it is not reasonably likely that our compensation and benefit plans would have a material adverse effect on the Company.

Board Leadership Structure

We operate under a leadership structure in which the positions of Chair of the Board and Chief Executive Officer have been separated, such that each position is held by a different person. Ms. Conley currently serves as our Chair of the Board and Mr. Rich serves as our President, Chief Executive Officer and a member of the Board. While we believe this structure is currently the most effective for our company, the Board has no mandatory policy with respect to the separation of the offices of Chair of the Board and Chief Executive Officer. The Board believes that, in our circumstances, there are advantages to having someone other than the Chief Executive Officer serve as Chair of the Board for matters such as communications and relations between the Board and the Chief Executive Officer and other senior management. In particular, the Board believes that the current structure enhances the Board’s oversight of management and allows our Chief Executive Officer to focus primarily on his management responsibilities.

The Chair of the Board oversees the planning of the annual Board calendar, and, with the Chief Executive Officer in consultation with the other directors, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Chair of the Board also presides at executive sessions, serves as a liaison between the Chief Executive Officer and the other directors, oversees the process pursuant to which directors receive appropriate and timely information, assists the Chairpersons of the Board committees in preparing agendas for the respective committee meetings, chairs the Company’s Annual Meeting of Stockholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in our Bylaws or as requested by the Board from time to time.

Board Meetings

During 2022, the Board held 22 meetings, the Audit Committee held 4 meetings, the Compensation Committee held 5 meetings and the Nominating and Governance Committee held 5 meetings. All directors attended at least 75% of the aggregate of all Board of Directors and applicable Committee meetings during the period in which they served. Directors are expected to attend the Company’s annual meeting of stockholders. The Board also holds executive sessions of the non-management members of the Board at least once per quarter. All members of the Board attended last year’s annual meeting of stockholders.

Outside Advisors

Our Board and each of its committees may retain outside advisors and consultants of their choosing at our expense. The Board need not obtain management’s consent to retain outside advisors.

Committees of the Board

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee which assist our Board in discharging its responsibilities. The members of the Board on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Name	Audit	Compensation	Nominating and Governance
Terry M. Rich

Sheryl Conley* – (I)	M

Thomas A. McEachin (I)	C

Mark D. Stolper (I)	M	M	C

Paul G. Thomas (I)		M	M

Nicholas J. Valeriani (I)		C	M

* – Chair of the Board

C – Committee Chair

M – Committee Member

(I) – Independent Director

Audit Committee

Our Audit Committee is charged with, among other things, the appointment of our independent registered public accounting firm, as well as discussing and reviewing with the independent registered public accounting firm the scope and the results of the annual audit, pre-approving the engagement of the independent registered public accounting firm for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. Our Audit Committee also reviews interim financial statements included in our quarterly reports and reviews financial statements and related documents filed with the SEC. The Board has determined that each member of the Audit Committee is independent within the meaning of the director independence standards of the Nasdaq Listing Rules as well as the heightened director independence standards of the SEC for Audit Committee members, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that each of the members of the Audit Committee is financially literate and is able to read and understand consolidated financial statements and that Mr. McEachin qualifies as an “Audit Committee Financial Expert” as defined in the Exchange Act. During 2022, our Audit Committee met four times. The charter of the Audit Committee is available on our website at https://ir.surgalign.com/corporate-governance.

Compensation Committee

On an annual basis our Compensation Committee meets to review and consider compensation and benefits programs for the Company’s executive officers, directors, and certain broad-based compensation and benefits plan. Executive officer and director compensation and benefit programs are generally recommended by Company management, with input and benchmarking provided by outside advisors. All compensation and benefit plans applicable to executive officers and directors are made exclusively by the Compensation Committee, which considers input from certain executive officers, including the CEO, CFO, General Counsel and Chief People Officer. No executive officer provides input on or is involved in the consideration or conversations regarding her or his individual compensation or benefits.

The Board has determined that each member of the Compensation Committee is independent within the meaning of the director independence standards of the Nasdaq Listing Rules. In addition, each member of the Compensation Committee is a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee met five times during 2022. The Compensation Committee may form and delegate authority to any subcommittee comprised solely of Compensation Committee members who meet the independence standards of the Nasdaq. The charter of the Compensation Committee is available on our website at https://ir.surgalign.com/corporate-governance.

Compensation Consultant

The Compensation Committee has the authority to retain an independent compensation consultant to assist with the review of our executive and non-employee director compensation programs. The Compensation Committee engaged Aon as its independent compensation consultant with respect to 2022 compensation decisions. Aon reported to and was directed by the Compensation Committee and provides no other services to us. Aon assisted the Compensation Committee with respect to 2022 compensation decisions by providing comparative market data on compensation practices and programs based on an analysis of the companies considered to be in our peer group, provided guidance on incentive plan designs and industry best practices, and participated in Compensation Committee meetings as requested.

Nominating and Governance Committee

Our Nominating and Governance Committee was established for the purposes of assisting our Board in its selection of nominees for election to the Board at Annual Meetings of the Stockholders and to fill any vacancies or newly created directorships and assisting the Board in its oversight of the corporate governance of the Company, including the Company’s Corporate Compliance and Ethics Program. The Board has determined that each member of the Nominating and Governance Committee is independent within the meaning of the director independence standards of the Nasdaq Listing Rules. Our Nominating and Governance Committee met five times in 2022. The charter of the Nominating and Governance Committee is available on our website at https://ir.surgalign.com/corporate-governance.

Board Diversity

The Board believes that a diverse board is better able to effectively oversee our management and strategy, and positions the Company to deliver long-term value for our stockholders. The Board considers diversity, including gender and ethnic diversity as adding to the overall mix of perspectives of the Board as a whole. With the assistance of our Nominating and Governance Committee, the Board regularly reviews trends in board composition, including on director diversity. The table below provides additional diversity information regarding our Board of Directors as of April 28, 2023. Each of the categories listed below table has the meaning as it is used in Nasdaq Listing 5605(f).

Board Diversity Matrix (As of April 28, 2023)
Board Size:
Total Number of Directors				6

Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5	0	0
Demographic Background:
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Director Nomination Process

Director Qualifications

The Nominating and Governance Committee has adopted broad, general criteria for the selection of directors, seeking to address both the needs of the Company and certain regulatory requirements, but has not formally established any specific qualifications, qualities or skills that must be met by each candidate for the Board. We seek board members who are highly qualified individuals with diverse backgrounds, have an understanding of the technical and commercial aspects of the Company’s business and industry, have good judgment and skills and have depth and breadth of professional experience or other background characteristics.

Identifying Nominees

The Nominating and Governance Committee, on a periodic basis, solicits ideas for possible candidates from members of the Board, executive officers and individuals personally known to members of the Board. In addition, the Nominating and Governance Committee is authorized to use its authority under its charter to retain at the Company’s expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). Prospective candidates recommended by stockholders are also considered (as discussed below).

Stockholder Nominations

Our Nominating and Governance Committee will consider director nominees recommended by stockholders. Pursuant to the charter of our Nominating and Governance Committee, any qualified candidates recommended by stockholders will be reviewed and evaluated against the same criteria applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. To submit recommendations, stockholders must follow the procedures set out in the section entitled “Future Stockholder Proposals” beginning on page 52 of this proxy statement.

Review of Director Nominees

In evaluating proposed director candidates, the Nominating and Governance Committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors’ membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of the Company’s business and industry, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board. Our Nominating and Governance Committee takes into account diversity in professional experience, skills, background and personal characteristics in considering prospective director nominees and committee appointments and planning for director succession. The Nominating and Governance Committee considers at least annually, and recommends to the Board suggested changes to, if any, the size, composition, organization and governance of the Board and its committees.

Board and Committee Self-Evaluations

The Board periodically conducts a self-evaluation to assess the qualifications, attributes, skills and experience represented on the Board and to determine whether the Board and its committees are functioning effectively. The self-assessment focuses on the Board’s contribution to the Company and on areas in which the Board believes that the Board or any of its committees could improve. During the year, the Nominating and Governance Committee also receives input on the Board’s performance from Directors and, through its Chair of the Board, discusses the input with the full Board and oversees the full Board’s review of its performance.

Communications with the Board

Our Board maintains a process for stockholders to communicate with the Board or individual directors as follows. Stockholders who wish to communicate with the Board or an individual director should direct written correspondence to the Corporate Secretary at our office at 520 Lake Cook Road, Suite 315, Deerfield, Illinois 60015. Any such communication must contain: (i) a representation that the stockholder is a holder of record of stock of the Company; (ii) the name and address, as they appear on our records, of the stockholder sending such communication; and (iii) the number of our shares that are beneficially owned by such stockholder. The Corporate Secretary will forward such communications to the Chair of the Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Code of Ethics for Senior Financial Professionals

Our Board has adopted a Code of Ethics for Senior Financial Professionals, applicable to our Chief Executive Officer, Chief Financial Officer and Vice President, Chief Accounting Officer & Corporate Controller. The Code of Ethics for Senior Financial Professionals is available on our website at https://ir.surgalign.com/corporate-governance/governance-documents.

Code of Conduct

Our Board has also adopted a Code of Conduct applicable to all of our directors, officers and employees. The Code of Conduct is available on our website at https://ir.surgalign.com/corporate-governance/governance-documents.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s current executive officers on the date of this proxy statement are identified below.

Name	Age	Title
Terry M. Rich	55	President and Chief Executive Officer
David Lyle	59	Chief Financial and Administrative Officer
William S. Durall	59	Chief Commercial Officer
Paolo G. Amoruso	52	General Counsel and Corporate Secretary
Marc Mackey	54	Executive Vice President—Digital Surgery
Enrico Sangiorgio	47	Executive Vice President—International
Chris Thunander	39	Vice President and Chief Accounting Officer

		Mr. Rich joined the Board in July 2020 and he joined Surgalign in December 2019, as its President, Global Spine. He currently serves as President and Chief Executive Officer of the Company (July 2020—present). He previously served as President, Global Spine of Surgalign (December 2019—July 2020). Mr. Rich has over 25 years of experience in the orthopedic and spine industry. Prior to joining Surgalign, he led the turnaround of Alphatec Holdings, Inc. from December 2016 through December 2018. Prior to Alphatec, from October 2015 to June 2016, Mr. Rich was the President, Upper Extremities, of Wright Medical Group, N.V., a global medical device company focused on extremities and biologics products. Prior to that, Mr. Rich served as Senior Vice President of U.S. Commercial Operations of Tornier, N.V., a medical device company, from March 2012 to October 2015, at which time Tornier and Wright Medical Group merged. Prior to joining Tornier, Mr. Rich held increasingly senior sales leadership positions at NuVasive, Inc., a San Diego-based spinal implant medical device company, from December 2005 until leaving the company in March 2012 as Senior Vice President, Sales, West. Mr. Rich brings to the Board significant experience in the orthopedic and spine industries. We also believe it is customary for the Chief Executive Officer to be on the Board of Directors.

David B. Lyle joined Surgalign in March 2022, as the Chief Financial Officer of the Company. Mr. Lyle was most recently the Chief Financial Officer of Airgain, Inc. (NASDAQ: AIRG), a leading provider of advanced antenna technologies used to enable high performance wireless networking across a broad range of devices and markets (2020–2022). Before joining Airgain, during 2019 Mr. Lyle was the Chief Financial Officer of Sunniva, Inc. (CSE: SNN, OTCQB: SNNVF). Prior to Sunniva, he was Chief Financial Officer at Maxwell Technologies, Inc. (NASDAQ: MXWL) from 2015 to 2019 until its acquisition by Tesla in 2019. Mr. Lyle also served as the Chief Financial Officer of Entropic Communications, Inc. (NASDAQ: ENTR), which was acquired in 2015 by MaxLinear. Prior to Entropic, he served as the Chief Financial Officer of RF Magic, acquired by Entropic in 2007, Zyray Wireless, acquired by Broadcom in 2004, and Mobilian, acquired by Intel in 2003. Earlier in his career he served in corporate finance positions at large global companies, including Intel (NASDAQ: INTC). Mr. Lyle holds a Bachelor of Science in business administration from the University of Southern California, a Master of International Management from the Thunderbird School of Global Management, and a Master of Business Administration from Arizona State University.

William S. Durall joined Surgalign in 2020 as Chief Commercial Officer, bringing 30 years of experience as a medical device sales and commercial leader including 10 years at NuVasive, Inc. serving in numerous commercial leadership roles including Executive Vice President of Strategic Sales and Operations, Vice President of Commercial Strategy and Area Vice President of Sales. William began his medical device sales career at U.S. Surgical Corporation and progressed into Manager and Director roles, before spending the next 10 years with Boston Scientific Corporation as Director of Corporate Sales and National Accounts. Mr. Durall received a B.B.A. in Marketing from the University of Kentucky.

Paolo G. Amoruso joined Surgalign in August 2022 as its General Counsel and Corporate Secretary after serving three months in an Interim Chief Legal Officer role. He has over 25 years of experience serving public companies in various legal, financial, and executive roles. Mr. Amoruso began his career with Shell Oil Company (NYSE:SHEL) in 1997 as a Tax Attorney, served as Assistant General Counsel to the International Division of Devon Energy Corporation (NYSE: DVN) from 2003 to 2010, and as Vice President of Legal and Commercial Affairs and Corporate Secretary of Hyperdynamics Corporation, Inc. (NYSE:HDY) from 2010 to 2016. He joined as a Partner at McGowen & Fowler PLLC, a boutique law firm specializing in corporate transactional matters, litigation and mergers and acquisitions for small-to medium-sized public companies from 2016 through 2022. In addition, from 2018 through 2020, Mr. Amoruso also served as Executive Chairman and General Counsel of Attis Oil and Gas, Ltd. a UK listed company (LSE/AIM—AOGL). Mr. Amoruso holds a Bachelor of Science in Economics, a Master of Business Administration, and a Juris Doctorate from the University of Houston as well as a Master in Tax Law from the NYU School of Law.

Marc Mackey joined Surgalign in April of 2021 as Executive Vice President, Digital Health. Prior to joining Surgalign, Mr. Mackey served as Vice President of Robotics and Digital Surgery at Smith+Nephew (SNN), a top 4 orthopedic implant manufacturer where he was responsible for setting and executing strategy in the firm’s surgical robotics business (2019—2021). Mr. Mackey spent most of his career at Brainlab, Inc., a privately held surgical technology business, and held a number of leadership roles in marketing, service, M&A, and most recently as General Manager of Brainlab’s orthopedic business unit (1998—2019). Mr. Mackey started his medical device career in sales with Carl Zeiss, working with one of the first commercially available robotic systems for neurosurgery. Mr. Mackey holds a BS in Aeronautical and Astronautical Engineering from Purdue University, and an MS in Bioengineering from the University of California, San Diego.

Enrico Sangiorgio was named Executive Vice President, International in July 2020. He originally joined in July 2017 serving as Vice President and General Manager, International. Enrico brings 20-plus years of diverse commercial and leadership experience building effective teams and driving international expansion. His expertise includes experience in sales, marketing, business development, general management, and mergers and acquisitions in multiple geographies covering medical devices, pharma, biotech, consumer health and digital health solutions.

Prior to joining the Company, Enrico led new business development for women’s health and urology in the Europe, Middle East and Africa (EMEA) region at BARD Medical, in continuation of his work as head of distributor markets EMEA at American Medical Systems (AMS)/Boston Scientific. Prior to AMS, he was Vice President of Business Development at Evofem BioSciences covering international markets. Earlier in his career, he was Vice President of Global Sales and Marketing at WCG, European brand leader at Astellas Pharma and marketing lead at Merck and Co.

Mr. Sangiorgio earned a Master of Science in development economics from the SOAS University of London and a Bachelor of Science in business administration from the LUISS Business School in Rome.

Chris Thunander joined Surgalign in November 2020 as Director of Accounting. He currently serves as Vice President, Chief Accounting Officer and Corporate Controller. He is responsible for public company accounting activities, internal controls, external and SEC reporting functions, treasury and external audit coordination. Before joining Surgalign, he spent 13 years at Ernst & Young, an audit firm, where he served in various roles in the Assurance and Audit practice. Mr. Thunander is a certified public accountant. He received his Masters of Business Administration and Bachelors of Science in Accounting and Finance from the University of Dayton.

PROPOSAL 2: ESPP PROPOSAL

We are asking our stockholders to approve adoption of the proposed Surgalign Holdings, Inc. 2023 Amended and Restated Employee Stock Purchase Plan (the “New ESPP”).

Our Board believes that an employee stock purchase plan encourages our employees to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders; fosters good employee relations; and provides us with a tool to recruit, retain, and reward employees in an extremely competitive environment. The 1-for-30 reverse stock split approved by the shareholders of the Company on May 10, 2022 effectively reduced the shares available for issuance under the current Surgalign Holdings, Inc. Employee Stock Purchase Plan adopted in May 2021 (the “2021 ESPP”) from 5,000,000 to 166,667. In order to allow employees to participate and benefit from an employee stock purchase plan, the Company is asking shareholders to approve adoption of the New ESPP.

Subject to stockholder approval, the Board adopted the New ESPP on April 28, 2023, upon the recommendation of the Compensation Committee. The New ESPP is intended to replace the 2021 ESPP. Upon stockholder approval of the New ESPP and at the conclusion of the current 2021 ESPP offering period ending on June 30, 2023, the 2021 ESPP will be terminated pursuant to its terms.

Key Features of the New ESPP

As described further below, the New ESPP:

•	reserves 277,221 shares of our common stock for issuance under the New ESPP;

•	permits a participant to contribute up to 15% of his or her eligible compensation each pay period through after-tax payroll deductions;

•

unless otherwise determined by the Committee (as defined below), establishes two offering periods (with concurrent purchase periods) that commence each calendar year, which will each be six months in duration, with the first such offering period beginning on the first trading day of January and ending on the last trading day of the immediately following June, and the second such offering period beginning on the first trading day of July and ending on the last trading day of the immediately following December, provided that the first offering period under the New ESPP will commence on July 1, 2023 and will end on December 31, 2023 (the “Offering Periods”);

•

permits participants to purchase shares of our common stock at a discount, which will initially be at a 15% discount on the lesser of: (i) the fair market value of a share on the first trading day of the relevant offering period and (ii) the fair market value of a share on the last trading day of such offering period;

•	limits the value of shares of our common stock that a participant may purchase in a calendar year to $25,000; and

•	limits the number of shares of our common stock that a participant may purchase in an Offering Period to 5,000 shares.

Summary of Material Provisions of the New ESPP

A summary of the material terms of the New ESPP is set forth below. This summary is qualified in its entirety by the full text of the New ESPP, a copy of which is filed as Annex A to this proxy statement and which is incorporated by reference into this Proposal 2. We encourage stockholders to read and refer to the complete plan document in Annex A for a more complete description of the New ESPP.

Interpretation. The New ESPP and the options granted under the New ESPP are intended to satisfy the requirements for an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the foregoing, we are not obligated to, and are not promising that we will, maintain the qualified status of the New ESPP or any options granted thereunder. Options that do not satisfy the requirements or an “employee stock purchase plan” under Section 423 of the Code may be granted under the New ESPP pursuant to the rules, procedures, or sub-plans adopted by the Committee.

Share Reserve. Subject to adjustment upon changes in the capitalization of Surgalign, the maximum number of shares of our common stock that may be purchased under the New ESPP will be 277,221 shares.

Administration. The New ESPP shall be administered by the Compensation Committee of the Board of Directors of Surgalign (the “Committee”). Subject to the provisions of the New ESPP and Section 423 of the Code and the regulations thereunder, the Committee shall have the discretionary authority to determine the time and frequency of granting options, the terms and conditions of the options, and the number of shares subject to each option. The Committee also shall have the discretionary authority to do everything necessary and appropriate to administer the New ESPP, including interpreting the provisions of the New ESPP (consistent with the provisions of Section 423 of the Code). The Committee may delegate its duties and authority to any of the Company’s officers or employees as it determines to be appropriate. All actions, decisions, determinations, and interpretations by the Committee or its delegate with respect to the New ESPP shall be final and binding upon all participants and upon their executors, administrators, personal representatives, heirs, and legatees. No member of the Board or the Committee, and no officer or director to whom the Committee has delegated its duties and authority, shall be liable for any action, decision, determination, or interpretation made in good faith with respect to the New ESPP or any option. Each Section 423 offering shall be administered so as to ensure that all participants have the same rights and privileges provided by Section 423(b)(5) of the Code.

Eligibility. Only employees shall be eligible to be granted options, and in no event may a participant be granted an option following the participant’s termination date. Any provisions of the New ESPP to the contrary notwithstanding, no Employee shall be granted an option if: (i) immediately after the grant, the Employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, (ii) the option would permit the employee to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time, or (iii) the option would permit the employee to purchase more than 5,000 shares of our common stock in an Offering Period. For purposes of applying the limit described in clause (ii) above to a participant in a non-Section 423 offering who is employed outside of the U.S., the exchange rate shall be determined on the last day of the applicable Offering Period.

As of April 10, 2023, we had 137 employees (including three (3) named executive officers) who are eligible to participate in the New ESPP.

Participation Election. An eligible employee shall be eligible to participate on the first trading day of each offering period after the employee’s first date of employment with Surgalign or a participating subsidiary by properly completing and submitting an election form by the deadline prescribed by Surgalign. Participation in the New ESPP is voluntary.

An employee who does not become a participant on the first trading day of an offering period on which the employee is eligible may thereafter become a participant on any subsequent first trading day of an offering period by properly completing and submitting an election form by the deadline prescribed by the Company.

Payroll deductions for a participant shall commence on the first payroll date following the first trading day of an offering period and shall end on the last payroll date of such offering period, unless sooner terminated as provided in the New ESPP.

Offering Periods. The Committee will determine the length and duration of the periods during which payroll deductions will accumulate to purchase shares of our common stock, which period will not exceed 27 months. Each of these periods is known as an “offering period.” While the Committee may establish the offering periods under the New ESPP, until otherwise determined by the Committee, the New ESPP will have two offering periods that commence each calendar year, which will each be approximately six months in duration, with the first such offering period beginning on the first trading day of January and ending on the last trading day of the immediately following June, and the second such offering period beginning on the first trading day of July and ending on the last trading day of the immediately following December, provided that the first offering period under the New ESPP will commence on July 1, 2023 and will end on December, 31, 2023.

Purchase Price. The purchase price per share of our common stock under our New ESPP will be the lesser of: (i) 85% of the fair market value of a share on the first trading day of an offering period and (ii) 85% of the fair market value of a share on the last trading day of such offering period, unless the Committee communicates a different per share purchase price to participants prior to the beginning of the offering period that is no less than the lesser of: (i) 85% of the fair market value of a share on the first trading day of an offering period and (ii) 85% of the fair market value of a share on the last trading day of such offering period.

The fair market value of a share of our common stock for purposes of the New ESPP will generally be the closing price per share as reported on Nasdaq. On April 10, 2023, the closing price of our common stock on the Nasdaq was $1.37 per share.

Termination of Participation. A participant may withdraw from the New ESPP by properly completing and submitting a withdrawal form. A participant will automatically be withdrawn by us from an offering period under the New ESPP upon a termination of employment with us or a participating affiliate.

Transferability. Neither payroll deductions credited to a participant’s purchase account nor any rights with regard to the exercise of an option or to receive shares under the New ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in the New ESPP).

Corporate Transactions. If the number of outstanding shares of our common stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of our shares or other securities by reason of any stock split, reverse stock split, stock dividend, combination, or reclassification payable in capital stock, or other increase or decrease in shares of our common stock effected without receipt of consideration by us, the number and kinds of shares for which options may be made under the New ESPP will be adjusted proportionately and accordingly by the Board or Committee. In addition, the number and kind of shares for which options are outstanding will be similarly adjusted so that the proportionate interest of a participant immediately following such event will, to the extent practicable, be the same as immediately prior to such event.

Upon our dissolution or liquidation, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. Upon termination of the New ESPP in this circumstance, the Board may either provide for the purchase of shares as of the date on which such Offering Period terminates or return to each participant the payroll deductions credited to the participant. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding options and return to each participant the payroll deductions credited to such participant or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.

Term. If approved by our stockholders at the Annual Meeting, the New ESPP will become effective as of July 1, 2023.

Amendment or Termination. The Board or the Committee may, at any time and for any reason, amend, modify, suspend, discontinue or terminate the New ESPP without notice, provided that no participant’s existing rights with respect to existing options are adversely affected. Without stockholder approval and without regard to whether any participant’s rights may be considered to have been “adversely affected,” the Board or the Committee may: (i) change the purchase price or Offering Periods, (ii) limit or increase the frequency or number of changes in the amount withheld during an Offering Period, (iii) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) permit payroll withholding in an amount less or greater than the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, (v) establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation, and (vi) establish other limitations or procedures that the Board or the Committee determines in its sole discretion advisable and consistent with the New ESPP, except that changes to (1) the purchase price, (2) the Offering Period, (3) the maximum percentage of compensation that may be deducted pursuant to Section 6(a) of the New ESPP, or (4) the maximum number of shares that may be purchased in an Offering Period shall not be effective until communicated to participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to participation in the New ESPP. The summary does not contain a complete analysis of all the potential tax consequences relating to participation in the New ESPP, including state, local or foreign tax consequences. This summary is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the New ESPP. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the New ESPP.

The New ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. In general, no income will be taxable to a participant for United States federal income tax purposes until the common stock purchased under the New ESPP is sold or otherwise disposed of. Upon such sale or other disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them.

If a participant holds the shares of our common stock purchased under the New ESPP for at least two years after the grant date and for at least one year from the purchase date of the shares, when the participant sells or otherwise disposes of the shares (a “qualifying disposition”), the participant will recognize ordinary income in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of such sale or disposition over the purchase price or (ii) the fair market value of the shares on the grant date multiplied by the discount percentage for share purchases under the New ESPP. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, the participant will not recognize any ordinary income, and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.

If a participant sells or disposes of the shares of our common stock purchased under the New ESPP within two years after the grant date or before one year has elapsed since the purchase date (a “disqualifying disposition”), the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

New Plan Benefits

Because the number of shares of our common stock that may be purchased under the New ESPP will depend on each participant’s voluntary election to participate and on the fair market value of the shares at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of our common stock have been issued under the New ESPP as of the date of this proxy statement, and no shares will be issued under the New ESPP prior to approval of the New ESPP by our stockholders.

Registration with the SEC

If the New ESPP is approved by our stockholders and becomes effective, we intend to file a registration statement on Form S-8 registering the shares reserved for issuance under the New ESPP as soon as reasonably practicable after the Annual Meeting.

Accordingly, we are asking our stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the stockholders approve the adoption of the Surgalign Holdings, Inc. 2023Amended and Restated Employee Stock Purchase Plan (the “New ESPP”) and the filing of a registration statement on Form S-8 registering the shares reserved for issuance under the New ESPP.”

Vote Required for Approval

Assuming a quorum is present, approval of the New ESPP requires the affirmative vote of the holders of a majority of the shares having voting power present virtually or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the ESPP Proposal, and broker non-votes will not affect the outcome of the vote on the ESPP Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE ESPP PROPOSAL.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION (THE “SAY ON PAY” VOTE)

On an annual basis, we include a non-binding advisory vote on our executive compensation program (also referred to as a “say on pay” vote) in our proxy statement. In accordance with Section 14A of the Exchange Act, this year we are again asking our stockholders to vote “FOR” the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement.

We remain committed to the practice of frequent Company engagement with stockholders. Senior management continues to periodically meet with our largest stockholders to provide updates to our business environment, strategic and transformation plans, as needed, and respond to any questions related to our compensation philosophy and executive compensation programs.

We are asking you to indicate your approval for the compensation of our NEOs as described in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement, including the executive compensation tables and the related narrative.”

While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for NEOs. Unless the Board modifies its policy of holding an advisory say-on-pay vote on an annual basis, the next advisory say-on-pay vote will be held at our 2024 Annual Meeting of Stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information, for the years indicated, concerning all cash and non-cash compensation awarded to, earned by or paid to our three most highly compensated executive officers for 2022: Terry M. Rich, our President and Chief Executive Officer; David Lyle, our Chief Financial Officer; and William S. Durall, our Chief Commercial Officer. We refer to these officers as our named executive officers or “NEOs”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2)	Total ($)
Terry M. Rich President and Chief Executive Officer	2022	550,000	364,375	256,662	—		38,049	1,209,086
	2021	544,231		861,865	—	364,375	34,921	1,805,392

David Lyle (3) Chief Financial Officer	2022	343,269		594,332			27,504	965,105

William S. Durall Chief Commercial Officer	2022	373,557	176,170	166,638	—		45,929	762,294
	2021	359,187		271,031	—	176,170	42,900	849,288

(1)

Reflects the fair value of the award at date of grant, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”), calculated based on the closing stock price on the date of grant.

(2)

The amounts set forth in this column for 2022 include: (i) matching contributions under our 401(k) Plan; (ii) payments for executive health and dental insurance; (iii) the dollar value of life insurance premiums paid by us; and (iii) payments for physical medical examinations. The amounts for 2022 are listed in the following table:

Named Executive Officer	401(k) Matching Contributions	Health and Dental Insurance	Life Insurance	Physical Medical Examinations	Total
Terry M. Rich	$9,415	$23,870	$1,764	$3,000	$38,049
David Lyle	$7,356	$18,826	$1,322	—	$27,504
William S. Durall	$16,395	$24,770	$1,764	$3,000	$45,929

(3)

Mr. Lyle was appointed Chief Financial Officer, effective March 7, 2022. Mr. Lyle was not an NEO prior to 2022. Includes awards Mr. Lyle was granted as of his new hire date, and as part of the Company’s executive annual award granted on August 15, 2023.

Narrative to Summary Compensation Table

In order to recruit and retain qualified and competent individuals as executive officers, we strive to maintain compensation programs that are competitive in the global labor market. Our compensation programs are intended to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our executive officers:

•	Drive and reward performance in support of our strategy, primary objectives and values;

•	Reflect competitive market practices and enhance our ability to attract, retain, reward and recognize top talent;

•	Provide a meaningful percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria; and

•	Reward both short and long-term performance aligning executive incentives to stockholder returns and value creation.

In response to stockholder feedback, and in an effort to further demonstrate our commitment to a pay-for-performance philosophy and alignment of executive pay with long-term stockholder returns, we:

•	regularly review incentive plans to ensure continued alignment with key business objectives and sufficient rigor in goal setting;

•	continue to review our governance practices and executive pay program design for alignment to stockholder interests; and

•	remain committed to the practice of frequent Company engagement with stockholders.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding equity awards held by our NEOs as of December 31, 2022.

			Option Award					Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Terry M. Rich	11/29/2019 (2)	Stock Options	6,279	0	—	63.00	11/29/2029	—	—	—	—
	1/12/2020 (3)	Stock Options	5,456	496	—	132.30	1/12/2030	—	—	—	—
	7/22/2020 (3)	Stock Options	2,203	201	—	94.2	7/22/2030	—	—	—	—
	1/12/2020 (3)	RSA	—	—	—	—	—	331	659	—	1,311
	7/22/2020 (3)	RSA	—	—	—	—	—	134	267	—	531
	5/7/2021 (6)	RSA	—	—	—	—	—	7,949	15,819	—	31,479
	5/7/2021 (7)	RSU	—	—	—	—	—	355	706	—	1,406
	8/15/2022 (4)	RSU	—	—	—	—	—	52,380	104,236	—	207,430

David Lyle	8/15/2022 (4)	RSU	—	—	—	—	—	40,476	80,547	—	160,289
	3/15/2022 (2)	RSU	—	—	—	—	—	40,000	79,600	—	158,404

William S. Durall	7/2/2020(5)	Stock Options	9,240	840	—	88.20	7/2/2030	—	—	—	—
	7/2/2020 (5)	RSA	—	—	—	—	—	355	706	—	1,406
	5/7/2021 (6)	RSU	—	—	—	—	—	2,612	5,198	—	10,344
	8/15/2022 (4)	RSU	—	—	—	—	—	34,416	68,488	—	136,291

(1)	The market values of shares or units of stock that have not vested reflect a stock price of $1.99, our closing stock price on December 30, 2022.
(2)

This award vests one-third on the one-year anniversary of the grant date and the remainder in eight substantially equal quarterly installments thereafter, subject to the recipient’s continued service with us through each applicable vesting date.

(3)

This award vested one-third on January 13, 2021 and the remainder vests in eight substantially equal quarterly installments thereafter, subject to the recipient’s continued service with us through each applicable vesting date.

(4)

This award will vest one-half on August 15, 2023, and the remainder vests in four substantially equal quarterly installments thereafter, subject to the recipient’s continued service with us through each applicable vesting date.

(5)

This award vests one-third on June 15, 2021 and the remainder in eight substantially equal quarterly installments thereafter, subject to the recipient’s continued service with us through each applicable vesting date.

(6)

This award vested one-third on May 7, 2022, and the remainder vests in eight substantially equal quarterly installments thereafter, subject to the recipient’s continued service with us through each applicable vesting date.

(7)

This award vests in two substantially equal installments. The first vesting date occurred on May 7, 2022. The other vesting dates will occur on May 7, 2023, subject to the recipient’s continued service with us through each applicable vesting date

Stock Ownership Guidelines and Insider Trading Policy

Our Board has adopted Stock Ownership Guidelines, which require our current Chief Executive Officer to hold qualifying shares in an amount equal to six times base salary, our other continuing NEOs to hold an amount equal to three times base salary and our non-employee directors to hold an amount equal to five times the annual cash retainer plus all shares initially granted upon election to the Board, if applicable. Our Chief Executive Officer, other continuing NEOs and non-employee directors must achieve the requisite threshold ownership within five years from the date on which they first become subject to the Stock Ownership Guidelines. Once the threshold is reached, an executive officer or non-employee director is permitted to sell net after-tax shares received from equity grants, provided that the threshold ownership requirement is maintained. NEOs and non-employee directors may, from time to time, sell shares of the Company’s common stock to cover taxes associated with the vesting of restricted stock awards. When an executive officer or non-employee director leaves our Company or the Board, the executive officer or non-employee director may sell any vested shares he or she possesses, subject to compliance with applicable law. Each of our continuing NEOs and non-employee directors is in compliance with the Stock Ownership Guidelines or is within the five-year accumulation period.

Our Board has also adopted an Insider Trading Policy, which includes anti-hedging provisions that restrict our employees, officers and directors from purchasing financial instruments or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of our stock.

Retirement, Health and Welfare Benefits

We offer a variety of health and welfare benefits, life insurance, short and long-term disability and retirement benefits to all eligible employees. The NEOs generally are eligible for these benefit programs on the same terms and conditions as those applicable to other employees but also participate in perquisite programs related to these benefits as described below.

In addition, our NEOs are provided with the following benefits as a supplement to their other compensation:

•

Health and Welfare Coverage: We pay 100% of the premiums for health, dental and vision insurance for executive officers. In addition, at our expense, each executive officer is entitled to an executive physical exam on an annual basis. Executive officers are responsible for deductibles and co-payments under the health benefit plans.

•

Life Insurance and Accidental Death and Dismemberment Coverage: We pay 100% of the premium for both term life insurance and accidental death and dismemberment coverage, equal to $500,000 for the executive officers of the Company.

Employment Arrangements

As of December 31, 2022, we did not have in effect any broad-based severance plan that provides for change-in-control or other payments to our executive officers, although each NEO has an Employment Agreement or similar arrangement as described in the section entitled “Potential Payments Upon Termination of Employment or a Change in Control,” the terms of which were determined based on the competitive market at the time, as well as input from the Compensation Committee’s compensation consultant with respect to our past practices.

Please see the section entitled “Potential Payments Upon Termination of Employment or a Change in Control” for further information regarding the severance provisions set forth in the employment arrangements with our NEOs.

Potential Payments upon Termination of Employment or Change in Control

Change in Control

Our standard equity award agreements provide for the vesting of outstanding equity awards to be accelerated upon the occurrence of a “Change in Control” (as defined in our 2021 Incentive Plan) in which such awards are not assumed or substituted by the successor company in such Change in Control. The table below shows the value attributable to the acceleration of unvested equity awards held by our NEOs, assuming that a Change in Control in which outstanding equity awards were not assumed or substituted occurred on December 31, 2022:

Name	Unvested Equity Awards (1)
Terry M. Rich	$121,687
David Lyle	$160,147
William S. Durall	$74,392

(1) In

the case of stock grants, the equity value represents the value of the shares determined by multiplying the closing stock price of $1.99 per share on December 30, 2022 by the number of shares of restricted stock. In the case of option awards, the equity value was determined by multiplying: (i) the difference between the exercise price and the closing stock price of $1.99 per share on December 30, 2022 and (ii) the number of unvested option shares that would vest following a qualifying termination of employment.

Termination of Employment—Employment Agreements

Employment Agreement—Mr. Rich

On November 25, 2019, we entered into an employment agreement with Mr. Rich, which was amended and restated on June 15, 2020 in connection with Mr. Rich’s appointment as President and Chief Executive Officer (the “Rich Employment Agreement”). The Rich Employment Agreement had an initial term of three years, until December 2, 2022, and automatically renews for successive one-year terms on each anniversary of the expiration of the initial term, beginning on December 2, 2022, until terminated. In addition, the Rich Employment Agreement contains customary covenants with respect to confidentiality, non-competition, non-solicitation, and non-interference.

The Rich Employment Agreement provides that, upon the termination of his employment by us without “Cause,” by Mr. Rich for “Good Reason” (each as defined in the Rich Employment Agreement), or as a result of our non-extension of the employment term, and subject to his execution and non-revocation of a release of claims in our favor (a “Release”), Mr. Rich will be entitled to the following: (i) base salary continuation for 12 months (or 18 months if such termination occurs following a “Change in Control” (as defined in the Rich Employment Agreement)); (ii) reimbursement for reasonable outplacement services incurred during the one-year period following the date of termination, not to exceed $30,000; and (iii) if such termination occurs following a Change in Control, (A) a pro-rated target bonus for the year of termination, payable 30 days following the date of termination, and (B) COBRA continuation coverage at active employee rates for up to 18 months. In the event of a violation by Mr. Rich of any of the restrictive covenants contained in the Rich Employment Agreement, any severance then being paid or owed to Mr. Rich will immediately cease and/or be forfeited, as applicable, and Mr. Rich will be required to immediately repay to us the value of any severance payments and benefits previously paid to him.

Employment Agreement—David Lyle

On March 1, 2022 we entered into an Employment Agreement with Mr. Lyle (the “Lyle Employment Agreement”). Pursuant to the terms of the Lyle Employment Agreement provides for an indefinite term of employment and contains customary covenants on confidentiality, non-solicitation, and non-interference.

Pursuant to the terms of the Lyle Employment Agreement, Mr. Lyle is entitled to receive an amount equal to his annual base salary, payable payable over a 12-month period following termination or, at our option in the case of a termination not in connection with a Change in Control, as a lump sum; within 30 days following the date of termination, and to the extent applicable, a COBRA reimbursement amount, if his employment is terminated in connection with a Change in Control, or if he is terminated Without Cause or with Good Reason, and subject to his execution and non-revocation of a release of claims in our favor (each as defined in the Lyle Employment Agreement).

Employment Agreement—Mr. Durall

We entered into an Employment Agreement with Mr. Durall, dated May 29, 2020 (the “Durall Employment Agreement”), which sets forth the terms of Mr. Durall’s service with us. The Durall Employment Agreement provides for an indefinite term of employment and contains customary covenants on confidentiality, non-solicitation, and non-interference.

The Durall Employment Agreement provides that, upon the involuntary termination of his employment at any time without “Cause” or the voluntary termination of his employment by Mr. Durall for “Good Reason” in connection with or within six months following a “Change in Control” (each as defined in the Durall Employment Agreement), and subject to his execution and non-revocation of a release of claims in our favor, Mr. Durall will be entitled to the following: (i) 12 months’ base salary, payable over a 12-month period following termination or, at our option in the case of a termination not in connection with a Change in Control, as a lump sum; and (ii) Company-paid COBRA continuation coverage for up to 12 months. The Durall Employment Agreement also provides that all unvested equity awards granted to Mr. Durall will become 100% vested upon the consummation of a Change in Control.

The following table discloses the estimated payments and benefits, in addition to any unpaid base salary through the date of termination, reimbursement for any unreimbursed business expenses incurred through the date of termination, any accrued but unused vacation time in accordance with Company policy, and all other payments, benefits or fringe benefits under our benefits plans and program (the “Accrued Benefits”), that would have been provided by us to our NEOs upon a qualifying termination or upon a Change in Control (as that term is defined in any employment agreement or equity award agreement), assuming that (i) their last day of employment was, or the Change in Control occurred on, December 31, 2022 and (ii) the applicable NEOs remain in compliance with any applicable non-competition, non-solicitation and confidentiality restrictions contained in their respective employment agreements.

	Potential Payments upon a Qualifying Termination Absent a Change in Control (1)				Potential Payments Upon a Change in Control (2)	Potential Payments upon a Qualifying Termination Following a Change in Control (3)
Name	Cash Payment (4)	COBRA Reimbursements (5)	Outplacement Services (6)	Total	Unvested Equity Awards (7)	Cash Payment (8)	COBRA Reimbursements (5)	Outplacement Services (6)	Total
Terry M. Rich	$550,000	$37,100	$30,000	$617,100	$121,687	$1,650,000	$37,100	$30,000	$1,717,100
David Lyle	$425,000	$24,241	—	$449,241	$160,147	$425,000	$24,241	—	$449,241
William S. Durall	$400,000	$24,733	—	$424,733	$74,392	$400,000	$24,733	—	$424,733

(1)

A qualifying termination means termination of the named executive officer’s employment: (i) with respect to Mr. Rich by us other than for “Cause,” by the executive for “Good Reason,” or as a result of our non-extension of the employment term; and (ii) with respect to Messrs. Durall, and Lyle by us other than for “Cause.”

(2)	Pursuant to the terms of the Rich, Durall and Lyle Employment Agreements, all unvested equity awards held by such persons will become 100% vested upon the consummation of a Change in Control.
(3)

A qualifying termination means termination of the NEO’s employment in connection with a Change in Control and: (i) with respect to Mr. Rich by us other than for “Cause,” by the executive for “Good Reason,” or as a result of our non-extension of the employment term; and (ii) with respect to Messrs. Durall and Lyle, by us other than for “Cause” or by the executive for “Good Reason.”

(4)	Where the NEO is entitled to severance, amounts reported in this column represent the indicated named executive officers’ annual base salaries.
(5)

Amounts reported in this column represent the estimated value of COBRA continuation coverage the indicated named executive officers would be entitled to receive upon a qualifying termination of employment.

(6)	Amounts reported in this column represent the maximum value of outplacement services that may be paid by us for the year in which in the indicated named executive officer’s employment terminates.
(7)

Amounts reported in this column represent the value of equity awards that would be accelerated in connection with a qualifying termination of employment. In the case of stock grants, the equity value represents the value of the shares determined by multiplying the closing stock price of our common stock of $1.99 per share on December 30, 2022 by the number of shares of restricted stock.

(8)

Amounts reported in this column represent: (i) with respect to each of Mr. Rich, the sum of (A) 1.5 times his annual base salary and (B) his target annual bonus, prorated based on the number of full months completed in the performance year in which the termination occurred; (ii) with respect to Messrs. Durall and Lyle the amount of his annual base salary, which is payable over the twelve-month period following termination. Because the above table assumes a termination date of December 31, 2022, the full amount of the target annual bonuses for Mr. Rich has been included for purposes of this disclosure.

DIRECTOR COMPENSATION

Board compensation is reviewed annually, and changes are recommended by the Compensation Committee and approved by the Board.

Our directors who are also our employees or officers did not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at meetings. In 2022, our non-employee directors received an annual Board cash retainer of $50,000, paid in quarterly installments. Ms. Conley received an annual cash retainer of $100,000 for her service as Chair of the Board. Non-employee directors received annual chair and member retainers based on committee service as follows:

Description	Amount
Committee Chair Fee	Audit Committee – $20,000 Compensation Committee – $15,000 Nominating and Governance Committee $10,000

Committee Member Fee	Audit Committee $10,000 Compensation Committee $7,500 Nominating and Governance Committee $5,000

At the discretion of our Board or Compensation Committee, our directors are also eligible to receive stock awards under our 2022 Incentive Compensation Plan, with a target grant date value in 2022 of $80,000. The Compensation Committee determined to move the annual award cycle for issuing stock awards to directors to coincide with the annual shareholders meeting in May, rather than its historical practice of issuing non-employee director stock awards in March. As a result, on August 15, 2022, each of our then-serving independent directors received a grant of 22,857 restricted stock units. Non-employee directors are subject to stock ownership guidelines requiring them to hold an amount of stock equal to five times the value of the annual Board cash retainer. Non-employee directors have up to five years from the time they join the Board to achieve stock ownership requirements.

The following table discloses the cash fees and stock awards and total compensation earned, paid or awarded, to each of our non-employee directors during 2022. Columns disclosing compensation under the headings “Option Awards,” “Non-Equity Incentive Plan Compensation,” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” are not included because no compensation in these categories was awarded to, earned by or paid to our non-employee directors in 2022.

Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation	Total ($)
Sheryl L. Conley	109,473	80,000	—	189,473
Thomas A. McEachin	70,000	80,000	—	150,000
Mark D. Stolper	77,500	80,000	—	157,500
Paul G. Thomas	62,500	80,000	—	142,500
Nicholas J. Valeriani	70,000	80,000	—	150,000

(1)	Amounts in this column represent 2022 annual cash retainer fees for serving on our Board and committees of our Board.
(2)

Reflects the grant date fair value of annual restricted stock awards granted to each non-employee director in August 2022, calculated in accordance with ASC 718. As of December 31, 2022, each non-employee director held the following number of unvested shares of restricted stock: 22,857 for each of Messrs. McEachin, Stolper, Thomas and Valeriani and Ms. Conley.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”, as calculated in accordance with the SEC rules) and certain financial performance of Surgalign. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation realized, earned by or paid to our NEOs during a covered year.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Loss (millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$1,209,086	$(497,123)	$863,713	$(149,238)	$9	$(54.6)
2021	1,805,392	(267,573)	764,352	(136,190)	33	(126.5)

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Rich (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Rich, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation realized, earned by or paid to Mr. Rich during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Rich’s total compensation as set forth in the Summary Compensation Table for each year to determine the compensation actually paid.

Mr. Rich	2022	2021
Summary Compensation Table Total	$1,209,806	$1,805,392

Less, grant date fair value of Stock Awards reported in Summary Compensation Table	$(256.662)	$(861,024)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$104,236	$360,856
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(621,076)	$(871,024)
Plus, fair value as of vesting date of equity awards granted and vested in the year	0	$45,279
Plus (less), year over year change in fair value as of vesting date of equity awards granted in prior years that vested in the year	$(811,020)	$(239,065)
(Less), fair value at last day of prior year of equity awards granted in prior years that failed to meet applicable vesting conditions during the year.	$(121,687)	$(507,146)
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0	0

Compensation Actually Paid to Mr. Rich	$(497,123)	$(267,573)

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding Mr. Rich) in the “Total” column of the Summary Compensation Table in each applicable year. The names of the Non-PEO NEOs for whom the average compensation is presented in this table are: (i) for 2022, Messrs. Lyle and Durall, and (ii) for 2021, Messrs. Singer, Durall, DeRienzis, Thunander and Sangiorgio. Mr. Singer resigned as our Chief Financial and Operating Officer, effective October 15, 2021. Mr. DeRienzis resigned as our Chief Legal Officer and Corporate Secretary, effective May 10, 2022.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Mr. Rich) for the indicated covered year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation realized, earned by or paid to the NEOs as a group (excluding Mr. Rich) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Rich) as set forth in the Summary Compensation Table for each year to determine the compensation actually paid.

Average Non-PEO NEOs	2022	2021
Summary Compensation Table Total	$863,713	$764,352

Less, grant date fair value of Stock Awards reported in Summary Compensation Table	$(380,485)	$(317,835)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$114,318	$227,878
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(347,653)	$(525,170)
Plus, fair value as of vesting date of equity awards granted and vested in the year	0	0
Plus (less), year over year change in fair value as of vesting date of equity awards granted in prior years that vested in the year	$(281,862)	$(283,110)
(Less), fair value at last day of prior year of equity awards granted in prior years that failed to meet applicable vesting conditions during the year.	$(145,628)	$(158,918)
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0	0

Compensation Actually Paid to Average Non-PEO NEOs	$(149,238)	$(136,190)

(5)

The cumulative TSR expressed in column (f) is calculated by dividing the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.

(6)	The dollar amounts in column (g) reported represent the amount of net loss reflected in our audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

Described below is the relationship between PEO CAP and the average non-PEO NEO CAP and the performance measures shown in the Pay Versus Performance table.

Relationship Between PEO CAP and the Average non-PEO NEO CAP and the Company’s Cumulative Total Shareholder Return (TSR)

For 2021 to 2022, the PEO CAP decreased by 86% from a negative CAP of $267,573 to a negative CAP of $497,123, and the average non-PEO NEO CAP decreased by 10% from a negative CAP of $136,190 to a negative CAP of $149,238, compared to a 73% decrease in our TSR over the same time period.

Relationship Between PEO CAP and the Average non-PEO NEO CAP and the Company’s Net Loss

For 2021 to 2022, the PEO CAP decreased by 86% from a negative CAP of $267,573 to a negative CAP of $497,123, and the average non-PEO NEO CAP decreased by 10% from a negative CAP of $136,190 to a negative CAP of $149,238, compared to a 57% decrease in our net loss over the same period, representing a net loss of $126.5 million for the year ended December 31, 2021 compared to a $54.6 million net loss for the year ended December 31, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of the end of the last fiscal year, the number of equity securities authorized for issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	69,700	$96.89	250,865
Equity compensation plans not approved by security holders	6,279	$63.00	65,000

Total	75,979	$94.76	315,865

The November 25, 2019 equity grants awarded to Mr. Rich were made as inducement grants and were not made under an equity compensation plan approved by Surgalign’s stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 10, 2023 regarding the beneficial ownership of Surgalign’s common stock by: (1) each person known by Surgalign to own beneficially more than 5% of Surgalign’s outstanding common stock; (2) each of Surgalign’s directors; (3) each of Surgalign’s named executive officers; and (4) all of Surgalign’s directors and executive officers as a group. The number of shares of common stock outstanding as of April 10, 2023 was 9,240,732. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed. Unless otherwise indicated, the address of the beneficial owner is: c/o Surgalign Holdings, Inc., 520 Lake Cook Road, Suite 315, Deerfield, Illinois 60015.

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number		Percent
Terry M. Rich (2)	127,460		1.4%
David Lyle (3)	26,895			*
William S. Durall (4)	43,546			*
Sheryl L. Conley	5,729			*
Thomas A. McEachin	6,753			*
Mark D. Stolper	6,010			*
Paul G. Thomas	5,753			*
Nicholas J. Valeriani	7,952			*
All current executive officers and directors (12 persons) (5)	279,837		3.0%
Pawel Lewicki (6)	468,746		5.1%
Armistice Capital LLC Steven Boyd 510 Madison Avenue, 7th Floor New York, New York 10022	13,083,565	(7)	9.9	% (8)

(*)	Represents beneficial ownership of less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Shares of common stock issuable pursuant to restricted stock units, warrants and stock options, to the extent such securities are exercisable or convertible within 60 days after April 28, 2023 (the latest practicable date prior to this proxy statement) are treated as outstanding for purposes of computing the percentage and number of the person holding such securities but are not treated as outstanding for purposes of computing the percentage of any other person.

(2)

Includes 14,635 shares of common stock issuable upon the exercise of options, 1,680 shares of common stock issuable pursuant to restricted stock units, and 10,869 shares of common stock issuable upon the exercise of warrants.

(3)	Includes 3,243 shares of common stock issuable pursuant to restricted stock units.
(4)

Includes 10,080 shares of common stock issuable upon the exercise of options, 435 shares of common stock issuable pursuant to restricted stock units, and 5,434 shares of common stock issuable upon the exercise of warrants.

(5)

Includes 32,524 shares of common stock issuable upon the exercise of options, 5,696 shares of common stock issuable pursuant to restricted stock units, and 22,803 shares of common stock issuable upon the exercise of warrants.

(6)

Information is derived from Schedule 13D, filed with the SEC on April 4, 2022 by Pawel Lewicki, after giving effect to the reverse stock split of the Company’s common stock at a 1-for-30 ratio that became effective on May 16, 2022.

(7)

Includes, subject to beneficial ownership limitation provisions described below, 7,119,565 shares of common stock issuable upon exercise of the Company’s Series A Warrants, 1,500,000 shares of common stock issuable upon exercise of the Company’s Series B Warrants, and 3,631,000 shares of common stock issuable upon exercise of pre-funded warrants. Number of shares based on information reported on the Schedule 13G filed with the SEC on February 14, 2023, reporting beneficial ownership by (a) Armistice Capital, LLC and (b) Steven Boyd, and certain additional information known to the Company. As more fully described in the following footnote 13, the Company’s Series A Warrants and Series B Warrants are subject to a 4.99% Blocker (as defined below), subject to increase or decrease at the holder’s election not to exceed 9.99%, and the pre-funded warrants held by Armistice Capital, LLC and Mr. Boyd are subject to a 9.99% Blocker (as defined below). However, the 13,083,565 shares of Common Stock reported in this table for Armistice Capital, LLC and Mr. Boyd includes the number of shares of common stock that would be issuable upon full conversion and exercise of the pre-funded warrants and the Company’s Series A Warrants and Series B Warrants and do not give effect to such Blockers.

(8)

Pursuant to the terms of the Company’s Series A Warrants and Series B Warrants, Armistice Capital, LLC and Mr. Boyd cannot exercise the Series A Warrants and Series B Warrants to the extent Armistice Capital, LLC and Mr. Boyd would beneficially own, immediately after any such exercise, more than 4.99% of the outstanding shares of our common stock (the “4.99% Blocker”), which percentage may be increased or decreased at the holder’s election not to exceed 9.99%. Pursuant to the terms of the pre-funded warrants held by them, Armistice Capital, LLC and Mr. Boyd cannot exercise such pre-funded warrants to the extent they would beneficially own, immediately after any such exercise, more than 9.99% of the outstanding shares of our common stock (the “9.99% Blocker” and, together with the 4.99% Blocker, the “Blockers”). The 9.99% percentage set forth herein for Armistice Capital, LLC and Mr. Boyd gives effect to the Blockers.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (THE “SAY ON FREQUENCY” VOTE)

In addition to the advisory vote on executive compensation set forth in Proposal 3 above, the Dodd-Frank Act requires that stockholders have the opportunity to vote on how often they believe the advisory vote on executive compensation should be held in the future. Stockholders may indicate their preference for a vote every one, two or three years, or may also abstain from voting on this proposal if preferred.

Currently, the Company’s stockholders have the opportunity to cast an advisory vote on executive compensation every year. After careful consideration, the Board has determined that a vote on executive compensation that occurs every year (an annual vote) is the most appropriate alternative for the Company, and therefore recommends that stockholders vote for a one-year interval for the stockholder advisory vote on executive compensation.

While the Board recommends that stockholders vote to hold the say on pay vote every year, the voting options are to hold the say on pay vote every year, every two years or every three years. Stockholders may also abstain from voting on this proposal.

A plurality of the affirmative votes cast will select, on an advisory basis, the frequency of holding the say on pay vote in the future. As an advisory vote, this proposal is not binding upon the Company. The Board will consider the outcome of the vote when determining the frequency of holding the say on pay vote.

Stockholders may cast their vote on the preferred voting frequency of an advisory vote on executive compensation by choosing any one of the following options: (1) an advisory vote every one year; (2) an advisory vote every two years; (3) an advisory vote every three years; or (4) abstaining from voting. Stockholders are not voting to approve or disapprove the Board’s recommendation.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” HOLDING FUTURE SAY ON PAY VOTES EVERY ONE (1) YEAR

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent registered public accounting firm. Towards this goal, the Audit Committee annually evaluates the qualifications, performance, and independence of the Company’s independent registered public accounting firm and determines whether to re-engage the current independent registered public accounting firm. As part of this evaluation, the Audit Committee considers the quality and efficiency of the services provided by the Company’s independent registered public accounting firm, along with its capabilities and its knowledge of the Company and its industry.

Based on this evaluation, the Audit Committee believes that the continued retention of Grant Thornton LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders. Grant Thornton LLP is familiar with our operations, and the Audit Committee is satisfied with Grant Thornton LLP’s reputation in the auditing field, its personnel, its professional qualifications and its independence. Accordingly, the Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accountants for the year ending December 31, 2023, subject to approval of the scope of the audit engagement and the estimated audit fees.

We expect a representative of Grant Thornton LLP to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

On April 5, 2021, Deloitte & Touche LLP (“Deloitte”) resigned as our auditors, and we engaged a new firm, Grant Thornton LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021. The engagement of Grant Thornton LLP was approved by the Audit Committee.

From January 1, 2021 through the date of Deloitte’s resignation, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its reports.

From January 1, 2021 through the date of Deloitte’s resignation, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2020 and December 31, 2019. The material weaknesses were discussed with the Audit Committee of the Board of Directors of the Company. The Company has authorized Deloitte to respond fully to inquiries of the successor accountant concerning the material weaknesses.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth fees billed for professional audit services and other services rendered to the Company by Grant Thornton LLP and its affiliates for the fiscal year ended December 31, 2022 and December 31, 2021:

	Fiscal 2022	Fiscal 2021
Audit Fees	$592,450	$798,129
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$592,450	$798,129

Audit Fees

The aggregate fees billed by Grant Thornton LLP and its respective affiliates for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2022, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and issuance of comfort letters and out-of-pocket expenses for that year was $592,450. The aggregate fees billed by Grant Thornton LLP and its respective affiliates for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2021, for the Sarbanes-Oxley Section 404 audit of our internal control structure, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and issuance of comfort letters and out-of-pocket expenses for that year was $798,129.

Audit-Related Fees

Grant Thornton LLP rendered no professional services for audit-related matters for the years ended December 31, 2022 or 2021.

Tax Fees

Grant Thornton LLP rendered no professional services for tax fees for the years ended December 31, 2022 or 2021.

All Other Fees

Grant Thornton LLP rendered no professional services for all other fees for the years ended December 31, 2022 or 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. All “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Approval

We are asking you to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. We are asking you to vote, on an advisory basis, FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.”

If the stockholders do not approve the selection of Grant Thornton LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee of the Board of Directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT

The Audit Committee presently consists of Mr. McEachin, as Committee Chair, Ms. Conley and Mr. Stolper. All of the Audit Committee members satisfy the definition of independent director as established in the rules of The Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002. The charter of our Audit Committee was updated in June 2022 and is available on our website at https://ir.surgalign.com/corporate-governance. Under the Charter of the Audit Committee, the Audit Committee assists the Board in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, and pre-approval of the current year audit and non-audit fees with the Company’s independent registered public accounting firm.

Management is responsible for our financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes.

The Audit Committee periodically considers whether an independent auditor change would be advisable. Because of Grant Thornton LLP’s lead audit partner rotating every five years, as presently required, along with other customary auditor staffing changes, the Audit Committee believes that Grant Thornton LLP provides fresh audit perspective without the incremental costs associated with a change in audit firms.

During the year ended December 31, 2022, the Audit Committee held meetings and otherwise met and communicated with management and with Grant Thornton LLP, the Company’s independent registered public accounting firm for 2022. The Audit Committee has also reviewed and discussed with Grant Thornton LLP the matters required under applicable professional auditing standards and regulations adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence from management and the Company. The Audit Committee also reviewed the provision of services by Grant Thornton LLP not related to the audit of the Company’s financial statements and not related to the review of the Company’s interim financial statements as it pertains to the independence of Grant Thornton LLP.

The Audit Committee reviewed and discussed with management the Company’s financial results prior to the release of earnings. In addition, the Audit Committee reviewed and discussed with management and Grant Thornton LLP the interim financial information included in the quarterly Forms 10-Q prior to their being filed with the SEC. The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2022 with management and Grant Thornton LLP. Grant Thornton LLP informed the Audit Committee that the Company’s audited financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also monitored and reviewed the Company’s procedures and policies relating to the requirements of Section 404 of the Sarbanes-Oxley Act and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Audit Committee,

Thomas A. McEachin (Committee Chair)

Sheryl L. Conley

Mark D. Stolper

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are the Company’s related party transactions:

The Holo Surgical Acquisition

In connection with the Company’s 2020 acquisition of Holo Surgical Inc. (“Holo Surgical”), Roboticine, Inc. (“Seller”) will be entitled to receive contingent consideration from the Company valued at $24.1 million as of December 31, 2022, which must be first paid in shares of our common stock (in an amount up to 8,650,000 shares) and then paid in cash thereafter, contingent upon and following the achievement of certain regulatory, commercial and utilization milestones by specified time periods occurring up to the sixth (6th) anniversary of the Closing Date.

On January 12, 2022 the Company entered into a Second Amendment to the Stock Purchase Agreement with the sellers of Holo Surgical to amend one of the regulatory milestones beyond December 31, 2021. This regulatory milestone was subsequently achieved on January 14, 2022, when the Company received 510(k) clearance for the HOLO PortalTM system. Upon achievement of this milestone the Company issued 8,650,000 in common stock at a value of $5.9 million and also paid the sellers $4.1 million in cash for a total payment for achieving the milestone of $10.0 million pursuant to the terms of the agreement. Dr. Pawel Lewicki, a member of the Board from November 2020 to May 2022, indirectly owns approximately 57.5% of the outstanding ownership interests in the Seller. Dr. Lewicki was appointed to the Board on November 23, 2020 and the Board decided not to renominate Dr. Lewicki for election to the Board on March 27, 2022.

INN Acquisition

On December 30, 2021, the Company entered into a Stock Purchase Agreement with Dearborn Capital Management LLC, and Neva, LLC, a Delaware limited liability company (collectively the sellers of INN), entities owned by Krzysztof Siemionow, MD, PhD, the former Chief Medical Officer of the Company, and Dr. Lewicki. Pursuant to the Stock Purchase Agreement the Company acquired a 42% equity interest in the issued and outstanding shares of Inteneural Networks Inc. (“INN”) for a non-exclusive right to use its proprietary technology. As consideration for the 42% ownership, we paid total consideration of $19.9 million which consisted of $5.0 million in cash, issued to the Sellers 6,820,792 shares of our common stock with a fair value of $4.9 million and issued unsecured promissory notes to the Sellers in an aggregate principal amount of $10.6 million with a fair value of $10.0 million. As part of the transaction, subject to certain contingencies, the Company may purchase up to 100% of the equity of INN if the additional clinical, regulatory, and revenue milestones are met. With the achievement of each milestone and the satisfaction of the related contingencies, the Company will acquire an additional 19.3% equity interest in INN for $19.3 million.

In connection with the acquisition of an equity interest in INN, on December 30, 2021, the Company issued $10.6 million aggregate principal amount of unsecured seller notes (“Seller Notes”) in equal proportions to Dr. Lewicki and Dr. Siemionow. All principal and accrued interest due and payable on the earlier of December 30, 2024, or the date upon which a change in control occurs. Interest is paid in kind and capitalized into the principal amount of the Seller Notes on each anniversary of the issuance date at a rate of 6.8% per year. In the event of default, as defined in the agreement, any and all of the indebtedness may be immediately declared due and payable, and the interest would accrue at a 4.0% higher rate. There is no prepayment penalty or covenants related to the fixed rate notes. As of December 31, 2022, the outstanding balance of the Seller Notes was $10.2 million.

OTHER MATTERS

Our Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

ANNUAL REPORT

A copy (without exhibits) of our Annual Report, including our report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, has been or will be provided with this proxy statement; however, that report is not part of the proxy soliciting information.

Additional copies of the Form 10-K are available, free of charge, upon request directed to:

Investor Relations

Surgalign Holdings, Inc.

520 Lake Cook Road, Suite 315,

Deerfield, Illinois 60015

Telephone: (224) 303-4651

You can access our 2022 Form10-K on our website at https://ir.surgalign.com/sec-filings. Our Form 10-K is not proxy soliciting material.

INCORPORATION BY REFERENCE

The information contained above under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing except to the extent that the Company specifically incorporates it by reference into such filing. Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

FUTURE STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our Annual Meeting of Stockholders to be held in 2024 and/or notice (a “Proxy Solicitation Notice”) that a stockholder intends to solicit proxies for our next annual meeting in support of director nominees other than the Company’s nominees must be must be received by the Corporate Secretary at the address below no earlier than February 2, 2024 and no later than March 3, 2024 in order to be considered timely and for inclusion in the Board’s proxy statement and form of proxy card relating to the 2024 Annual Meeting; provided, however that if the date of the annual meeting of stockholders is before May 2, 2024 or after July 31, 2024, to be timely, a stockholder’s proposal and/or Proxy Solicitation Notice must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public disclosure of the date of the meeting is first made by the corporation. Any proposals will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company sponsored proxy materials. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19. Proposals and/or any Proxy Solicitation Notice should be addressed to:

Corporate Secretary

Surgalign Holdings, Inc.

520 Lake Cook Road, Suite 315

Deerfield, Illinois 60015

Annex A

SURGALIGN HOLDINGS, INC.

2023 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

EFFECTIVE AS OF JULY 1, 2023

1.

Purpose. The purpose of the Plan is to provide Employees with opportunities to purchase common stock of the Company at a discounted purchase price, thereby encouraging increased efforts to promote the interests of the Company and its stockholders. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code with respect to Section 423 Offerings. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in Section 423 Offerings in a manner consistent with the requirements of Section 423 of the Code. The Plan shall apply to Offering Periods beginning on or after July 1, 2023. Any grants of Shares or Offering Periods beginning prior to July 1, 2023, shall be governed by the terms in effect before the effective date of this Plan.

2.	Definitions.

(a)	Board means the Board of Directors of the Company.

(b)	Brokerage Account means the account in which the Purchased Shares are held.

(c)	Business Day means a day on which NASDAQ is open for trading.

(d)	Code means the Internal Revenue Code of 1986, as amended.

(e)	Committee means the Compensation Committee of the Board or the designee of the Compensation Committee.

(f)	Company means Surgalign Holdings, Inc., a Delaware corporation.

(g)

Compensation means a Participant’s base salary or wages, overtime pay, commissions, cash bonuses, and vacation, holiday, and sick pay. Compensation does not include any other forms of compensation, such as income related to stock option awards, stock grants, and other equity incentive awards, expense reimbursements, relocation-related payments, employee benefit plan payments, death benefits, income from non-cash and fringe benefits, and severance.

(h)

Employee means any individual who is a common law employee of the Company or any Participating Subsidiary whose customary employment with such entity is for (i) at least 20 hours per week and (ii) more than 5 months per calendar year. Employment shall be treated as continuing while the individual is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed 3 months, or if longer, so long as the individual’s right to reemployment with the corporation granting the option (or a related corporation of such corporation) or a corporation (or a related corporation of such corporation) substituting or assuming a stock option in a transaction to which Treas. Reg. 1.424 -1(a) applies, is provided either by statute or by contract. If the period of leave exceeds 3 months and the individual’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period. Thus, if the option is not exercised before such deemed termination of employment, Treas. Reg. 1.421-2(a) applies to the transfer of a share pursuant to an exercise of the option only if the exercise occurs within 3 months from the date the employment relationship is deemed terminated.

(i)	Enrollment Date means the first Business Day of each Offering Period.

(j)	Exchange Act means the Securities Exchange Act of 1934, as amended.

(k)	Exercise Date means the last Business Day of each Offering Period.

(l)

Fair Market Value as of any date means the “NASDAQ Official Closing Price” (as defined on www.nasdaq.com) for a Share (or a substantially similar successor price) as reported on www.nasdaq.com (or a substantially similar successor website) on the relevant valuation date. If No

NASDAQ Official Closing Price is reported on such date, Fair Market Value as of such date shall be the NASDAQ Official Closing Price on the previous date on which such price was reported. If the Shares are no longer listed on NASDAQ, the closing price for Shares shall be as reported on the official website for another exchange on which the Shares are listed.

(m)	NASDAQ means the Nasdaq Global Select Market.

(n)	Non-Section 423 Offering means an Offering that is not intended to qualify under Section 423 of the Code.

(o)

Offering means an offer of an Option under the Plan that may be exercised on the Exercise Date of an Offering Period. Unless otherwise specified by the Committee, each such offer shall be deemed a separate Offering, even if the dates and other terms of the separate Offerings are identical, and the provisions of the Plan shall separately apply to each Offering. To the extent permitted by Section 423 of the Code, the terms of each separate Section 423 Offering need not be identical, provided that the terms of the Plan and an Offering together satisfy Section 423 of the Code. The terms of each separate Non-Section 423 Offering need not be identical in any case.

(p)

Offering Period means every six-month period beginning each January 1st and July 1st or any other period designated by the Committee that does not exceed 27 months. The first Offering Period under the Plan shall commence on July 1, 2023.

(q)	Option means an option granted under the Plan that entitles a Participant to purchase Shares.

(r)	Participant means an Employee who satisfies the requirements of Sections 3 and 5 of the Plan.

(s)	Participating Subsidiary means each Subsidiary that is listed on Schedule A hereto and each other Subsidiary designated by the Board or the Committee from time to time as a Participating Subsidiary.

(t)	Plan means this Surgalign Holdings. Inc. 2023 Amended and Restated Employee Stock Purchase Plan, effective as of July 1, 2023, and as further amended.

(u)	Purchase Account means the account used to purchase Shares through the exercise of Options under the Plan.

(v)

Purchase Price means the lesser of (A) 85% of the Fair Market Value of a Share on the Enrollment Date and (B) 85% of the Fair Market Value of a Share on the Exercise Date unless the Committee communicates a different per share Purchase Price to Participants prior to the beginning of the Offering Period that is no less than the lesser of (A) 85% of the Fair Market Value of a Share on the Enrollment Date and (B) 85% of the Fair Market Value of a Share on the Exercise Date.

(w)	Purchased Shares means the full Shares issued or delivered pursuant to the exercise of Options under the Plan.

(x)	Section 423 Offering means an Offering that is intended to qualify under Section 423 of the Code.

(y)	Securities Act means the Securities Act of 1933, as amended.

(z)	Shares means the common stock, par value $0.01 per share, of the Company.

(aa)

Subsidiary means an entity, domestic or foreign, of which not less than 50% of the voting equity is held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary, provided that such entity is also a “subsidiary” within the meaning of Section 424 of the Code.

(bb)	Termination Date means the date on which a Participant terminates employment or on which the Participant ceases to provide services to the Company or a Subsidiary as an employee for any reason.

3.	Eligibility.

(a)	Only Employees shall be eligible to be granted Options, and in no event may a Participant be granted an Option following the Participant’s Termination Date.

(b)

Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option if (A) immediately after the grant, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding Options or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries, or (B) the Option would permit the Employee to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. For purposes of applying the limit described in clause (B) above to a Participant in a Non-Section 423 Offering who is employed outside of the U.S., the exchange rate shall be determined on the last day of the applicable Offering Period.

4.

Option Exercise. Options shall be exercised on behalf of Participants in the Plan every Exercise Date, using payroll deductions that have accumulated in the Participants’ Purchase Accounts during the immediately preceding Offering Period or that have been retained from a prior Offering Period pursuant to Section 8 of the Plan.

5.	Participation.

(a)

An Employee shall be eligible to participate on the first Enrollment Date after the Employee’s first date of employment with the Company or a Participating Subsidiary by properly completing and submitting an election form by the deadline prescribed by the Company. Participation in the Plan is voluntary.

(b)

An Employee who does not become a Participant on the first Enrollment Date on which the Employee is eligible may thereafter become a Participant on any subsequent Enrollment Date by properly completing and submitting an election form by the deadline prescribed by the Company.

(c)

Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period, unless sooner terminated as provided in Section 12 or Section 13 of the Plan.

6.	Payroll Deductions.

(a)

A Participant may elect to have payroll deductions made during an Offering Period equal to no less than 1% of the Participant’s Compensation, up to a maximum of 15% (or any greater amount established by the Committee). The amount of such payroll deductions shall be in whole percentages. All payroll deductions made by a Participant shall be credited to the Participant’s Purchase Account. A Participant may not make any additional payments into the Participant’s Purchase Account. All such payroll deductions shall be made from the Participant’s Compensation after deduction of any tax, social security, and national insurance contributions.

(b)

A Participant may not increase or decrease the rate of payroll deductions during an Offering Period. A Participant may change the Participant’s payroll deduction percentage under subsection (a) above for any subsequent Offering Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee. The change in amount shall be effective as of the first Enrollment Date following the date of filing of the election change form.

(c)

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of the Plan, a Participant’s payroll deductions may be decreased to 0% at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in the Participant’s election form at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12 of the Plan.

7.

Grant of Option. On the applicable Enrollment Date, each Participant in an Offering Period shall be granted an Option to purchase, on the following Exercise Date, a number of full Shares determined by dividing (a) the Participant’s payroll deductions accumulated prior to the Exercise Date and retained in the Participant’s Purchase Account as of the Exercise Date by (b) the applicable Purchase Price.

8.

Exercise of Option. A Participant’s Option shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to the Option shall be purchased for the Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant’s Purchase Account. No fractional Shares shall be purchased; any payroll deductions accumulated in a Participant’s Purchase Account that are not sufficient to purchase a full Share shall be retained in the Purchase Account for the next subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 12 of the Plan. All other payroll deductions accumulated in a Participant’s Purchase Account and not used to purchase Shares on an Exercise Date shall be distributed to the Participant. During a Participant’s lifetime, a Participant’s Option is exercisable only by the Participant. The Company shall satisfy the exercise of all Participants’ Options for the purchase of Shares through (a) the issuance of authorized but unissued Shares, (b) the transfer of treasury Shares, (c) the purchase of Shares on behalf of the applicable Participants on the open market through an independent broker, or (d) a combination of the foregoing.

9.

Issuance of Stock. The Shares purchased by a Participant shall be issued in book entry form and shall be considered to be issued and outstanding to the Participant’s credit as of the end of the last day of each Offering Period. The Committee may permit or require that shares be deposited directly in a Brokerage Account with one or more brokers designated by the Committee or to one or more designated agents of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that Shares be retained with such brokers or agents for a designated period of time and may establish other procedures to permit tracking of disqualifying dispositions of such Shares. The Committee may also impose a transaction fee with respect to a sale of Shares issued to a Participant’s credit and held by such a broker or agent. The Committee may permit Shares purchased under the Plan to participate in a dividend reinvestment plan or program maintained by the Company, and the Committee may establish a default method for the payment of dividends.

10.

Approval by Stockholders. Notwithstanding the above, the Plan was expressly made subject to the approval of the stockholders of the Company within 12 months before or after the date the Plan was adopted by the Board, and such stockholder approval was obtained in the manner and to the degree required under applicable federal and state law.

11.	Administration.

(a)

Powers and Duties of the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and Section 423 of the Code and the regulations thereunder, the Committee shall have the discretionary authority to determine the time and frequency of granting Options, the terms and conditions of the Options, and the number of Shares subject to each Option. The Committee also shall have the discretionary authority to do everything necessary and appropriate to administer the Plan, including by interpreting the provisions of the Plan (consistent with the provisions of Section 423 of the Code). The Committee may delegate its duties and authority to any of the Company’s officers or employees as it determines to be appropriate. All actions, decisions, determinations, and interpretations by the Committee or its delegate with respect to the Plan shall be final and binding upon all Participants and upon their executors, administrators, personal representatives, heirs, and legatees. No member of the Board or the Committee, and no officer or director to whom the Committee has delegated its duties and authority, shall be liable for any action, decision, determination, or interpretation made in good faith with respect to the Plan or any Option. Each Section 423 Offering shall be administered so as to ensure that all Participants have the same rights and privileges provided by Section 423(b)(5) of the Code.

(b)

Brokerage Firm or Financial Institution. The Company, the Board, or the Committee may engage the services of a brokerage firm or financial institution to perform certain ministerial and procedural duties under the Plan. Such duties may include mailing and receiving notices contemplated under the Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing proper tax returns and forms (including information returns) with the appropriate tax authorities and providing to each Participant statements as required by law or regulation.

(c)

Indemnification. Each person who is or has been (A) a member of the Board, (B) a member of the Committee, or (C) an officer or employee of the Company to whom authority was delegated in relation to the Plan shall be indemnified and held harmless by the Company against and from all (x) losses, costs, liabilities, and expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, suit, proceeding, or other action to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan (any “Action”) and (y) amounts paid by such person in settlement of any Action, with the Company’s approval, or paid by such person in satisfaction of any judgment in any Action, provided that in any case such person gives the Company an opportunity, at its own expense, to handle and defend the Action before such person undertakes to handle and defend the Action on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, any contract with the Company, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

12.

Withdrawal. A Participant may withdraw from the Plan by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the Committee, which must be submitted prior to the date specified by the Committee before the last day of the applicable Offering Period. Upon withdrawal, any payroll deductions credited to the Participant’s Purchase Account prior to the effective date of the Participant’s withdrawal from the Plan shall be returned to the Participant. No further payroll deductions for the purchase of Shares shall be made during subsequent Offering Periods, unless the Participant properly completes and submits an election form by the deadline prescribed by the Company. A Participant’s withdrawal from an offering shall not have any effect upon the Participant’s eligibility to participate in the Plan or in any similar plan that may hereafter be adopted by the Company.

13.

Termination of Employment. On a Participant’s Termination Date occurring prior to an Exercise Date, the corresponding payroll deductions credited to the Participant’s Purchase Account shall be returned to the Participant or, in the case of the Participant’s death, to the person or persons entitled to such credited payroll deductions under Section 16, and the Participant’s Option shall be automatically terminated.

14.	Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

15.	Stock.

(a)	The stock subject to Options shall be Shares as traded on the NASDAQ or on any other exchange that the Shares may be listed.

(b)

Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 of the Plan, the maximum number of Shares available for sale under the Plan shall be 277,221 Shares. On a given Exercise Date, if the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

(c)

A Participant shall have no interest or voting right in Shares covered by the Participant’s Option until the Option is exercised and the Participant becomes a holder of record of Shares acquired pursuant to such exercise.

16.

Designation of Beneficiary. To the extent permitted by applicable law, the Committee may permit Participants to designate beneficiaries to receive any Purchased Shares or payroll deductions in the Participant’s Purchase Account in the event of the Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the Purchased Shares and payroll deductions shall be distributed to the Participant’s estate.

17.

Assignability of Options. Neither payroll deductions credited to a Participant’s Purchase Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 12 of the Plan.

18.	Adjustment of Number of Shares Subject to Options.

(a)

Adjustment. Subject to any required action by the stockholders of the Company, the maximum number of securities available for purchase under the Plan, as well as the price per security and the number of securities covered by each Option that has not yet been exercised shall be appropriately adjusted in the event of any a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, excluding the conversion of any convertible securities of the Company. Such adjustment shall be made by the Board or the Committee, whose determination shall be final, binding, and conclusive. If any such adjustment would result in a fractional security being available under the Plan, such fractional security shall be disregarded. Except as expressly provided in this Section 18(a), no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. The Options granted pursuant to a Section 423 Offering shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of Shares as of the date on which such Offering Period terminates or return to each Participant the payroll deductions credited to the Participant’s Purchase Account.

(c)

Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding Options and return to each Participant the payroll deductions credited to such Participant’s Purchase Account or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.

19.	Amendments to and Termination of the Plan.

(a)

The Board or the Committee may at any time and for any reason amend, modify, suspend, discontinue, or terminate the Plan without notice, provided that no Participant’s existing rights with respect to existing Options are adversely affected. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval in any manner and to any degree required.

(b)

Without stockholder consent and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Board or the Committee may (A) change the Purchase Price or Offering Periods, (B) limit or increase the frequency or number of changes in the amount withheld during an Offering Period, (C) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (D) permit payroll withholding in an amount less or greater than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, (E) establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, (F) and establish other limitations or procedures that the Board or the Committee determines in its sole discretion advisable and consistent with the Plan, except that changes to (1) the Purchase Price, (2) the Offering Period, (3) the maximum percentage of Compensation that may be deducted pursuant to Section 6(a) of the Plan, or (4) the maximum number of Shares that may be purchased in an Offering Period (which shall not exceed 5,000 Shares per Participant per Offering Period in any event) shall not be effective until communicated to Participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.

20.

No Other Obligations. The receipt of an Option shall not impose any obligation upon a Participant to purchase any Shares covered by the Option. The granting of an Option shall not constitute an agreement or an understanding, express or implied, on the part of the Company to employ the Participant for any specified period.

21.

Notices and Communication. Any notice or other form of communication that the Company or a Participant may be required or permitted to give to the other shall be provided through means designated by the Committee, which may be through any paper or electronic method.

22.	Conditions for Exercise and Issuance.

(a)

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto would comply with all applicable law, domestic or foreign, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares are then listed. Issuance of Shares with respect to an Option shall be subject to the approval of the Company’s counsel with respect to such compliance.

(b)

As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of the Company’s counsel, such a representation is required by applicable law as described in subsection (a) above.

23.

General Compliance. The Plan shall be administered and Options exercised in compliance with the Securities Act, Exchange Act, and all other applicable securities laws and Company policies, including any insider trading policy of the Company.

24.

Term of the Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board and its approval by the stockholders of the Company and shall continue in effect until terminated pursuant to Section 19 of the Plan.

25.

Governing Law. The Plan and all Options shall be construed in accordance with and governed by the laws of the state of Delaware, without reference to choice-of-law principles and subject in all cases to the Code and regulations thereunder.

26.

Non-U.S. Participants. To the extent permitted under Section 423 of the Code, without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on terms and conditions different from those specified in the Plan, as in the judgment of the Company may be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Company may make modifications or establish procedures or subplans and the like as necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees. Each subplan shall constitute a separate “offering” under the Plan in accordance with Treas. Reg. §1.423-2(a).

Schedule A

Participating Subsidiaries

A-1

SURGALIGN HOLDINGS, INC. 520 LAKE COOK ROAD, SUITE 315 DEERFIELD, ILLINOIS 60015 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/SRGA2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16152-P93420 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SURGALIGN HOLDINGS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board recommends a vote FOR all the listed nominees and FOR Proposal 2, FOR Proposal 3, 1 Year on Proposal 4, and FOR Proposal 5. 1. Election of Directors Nominees: 01) Sheryl L. Conley 04) Mark D. Stolper 02) Thomas A. McEachin 05) Paul G. Thomas 03) Terry M. Rich 06) Nicholas J. Valeriani For Against Abstain 2. To approve and adopt the Surgalign Holdings, Inc. 2023 Amended and Restated Employee Stock Purchase Plan. 3. To approve, on a non-binding, advisory basis, the Company’s executive compensation, as disclosed in the proxy statement. 1 Year 2 Years 3 Years Abstain 4. To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the Company’s executive compensation. For Against Abstain 5. To ratify the appointment of Grant Thornton LLP as Surgalign’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: In their discretion, the proxies may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on Thursday, June 1, 2023 The Notice of Annual Meeting, Proxy Statement and Annual Report are available at: http://www.proxydocs.com/SRGA IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL THE CARD V16153-P93420 PROXY CARD                SURGALIGN HOLDINGS, INC.    PROXY CARD ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 1, 2023 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned, a stockholder of Surgalign Holdings, Inc. (the “Corporation”), hereby constitutes and appoints TERRY M. RICH, DAVID B. LYLE and PAOLO G. AMORUSO and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, June 1, 2023, and at any and all adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “1 YEAR“ ON PROPOSAL 4, AND “FOR” PROPOSAL 5. Continued and to be signed on reverse side